SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|      Preliminary Proxy Statement       |_|      Confidential, For Use of the
|X|      Definitive Proxy Statement                 Commission Only (as
                                                    permitted by
                                                    Rule 14a-6(e)(2))

|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   ACCOM, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|    No fee required.
|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1)      Title of each class of securities to which transaction applies:
       (2)      Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       (4)      Proposed maximum aggregate value of transaction:
       (5)      Total fee paid:

|_|    Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)      Amount Previously Paid:
       (2)      Form, Schedule or Registration Statement No.:
       (3)      Filing Party:
       (4)      Date Filed:

                                  ACCOM, INC.
                               1490 O'Brien Drive
                              Menlo Park, CA 94025

Dear Fellow Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Accom, Inc. ("Accom" or the "Company") which will be held on Tuesday, July 20, 1999, at 10:00 a.m., local time, at the Company's principal executive offices in Menlo Park, California.

         At the Annual Meeting, you will be asked to consider and vote upon the following proposals: (1) the election of six directors of the Company, (2) a proposal to amend the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's common stock, (3) a proposal to amend the Amended and Restated Certificate of Incorporation of the Company to create a classified board of directors consisting of three classes of directors and to adopt related provisions, (4) a proposal to amend the Amended and Restated Certificate of Incorporation of the Company to elect to be governed by the Delaware business combination statue, (5) a proposal to amend the Company's 1995 Stock Incentive/Stock Issuance Plan; and
(6) the ratification of Ernst & Young LLP as independent auditors of the Company for the calendar year ended December 31, 1999.

         The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting.

         After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote IN FAVOR OF each such proposal.

         After reading the Proxy Statement, please mark, date, sign and return, if possible by no later than July 13, 1999, the enclosed proxy card in the accompanying reply envelope. If you decide to attend the Annual Meeting, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY, OR ATTEND THE ANNUAL MEETING IN PERSON.

         A copy of the Accom, Inc. 1998 Transition Report on Form 10-K (for the transition period from October 1, 1998 through December 31, 1998) and Quarterly Report on Form 10-Q (for the quarter ended March 31, 1999) are also enclosed.

         We look forward to seeing you at the Annual Meeting.


                              Sincerely yours,



                              Junaid Sheikh
                              Chairman of the Board of Directors,
                              President and Chief Executive Officer


Menlo Park, California
June 17, 1999


--------------------------------------------------------------------------------
                                   IMPORTANT

Please mark, date and sign the enclosed proxy and return it at your earliest convenience in the enclosed postage-prepaid return envelope so that if you are unable to attend the Annual Meeting, your shares may be voted.
--------------------------------------------------------------------------------

                                   ACCOM, INC.

          ------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 20, 1999

          ------------------------------------------------------------


         The Annual Meeting of Stockholders (the "Annual Meeting") ofAccom, Inc. ("Accom" or the "Company") will be held at the Company's principal executive offices at 1490 O'Brien Drive, Menlo Park, California 94025, on Tuesday, July 20, 1999, at 10:00 a.m., for the following purposes:

1. To elect a board of six directors as follows: (a) two directors to serve a three-year term, two directors to serve a two-year term, and two directors to serve a one-year term; or (b) if Proposal No. 3 is not approved, six directors to hold office until the expiration of their respective terms of office and until their respective successors are duly elected and qualified.

2. To consider and vote upon a proposal to amend the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,233,497 to 40,000,000, and the total number of shares of authorized stock from 22,233,497 to 42,000,000.

3. To consider and vote upon a proposal to (a) adopt classified board provisions in the Company's Amended and Restated Certificate of Incorporation to (i) implement a classified board of directors divided into three classes of directors, with the term of office of one of the three classes of directors expiring each year and with each class being elected for a three-year term, (ii) provide that only the Board of Directors, and not the stockholders, may set by resolution the number of directors within the specified range of five (5) to nine (9), (iii) provide that only the Board of Directors may fill vacancies on the Board (unless no Board members remain) and that any director appointed to fill a vacancy on the Board of Directors will serve for the remainder of the full term of the class in which the vacancy occurred, and (iv) require a vote of 66 2/3% of the Company's stockholders to amend or repeal the foregoing classified board provisions (the "Classified Board Provisions"); and (b) to amend the Company's Bylaws to conform with the Classified Board Provisions.

4. To consider and vote upon a proposal to amend the Company's Amended and Restated Certificate of Incorporation to provide that the Company elects to be governed by the business combination statute set forth in
         Section 203 of the Delaware General Corporation Law.

5. To consider and vote upon a proposal to amend the Company' 1995 Stock Incentive/Stock Issuance Plan to provide that (a) the stock options previously granted and to be granted to non-employee directors of the Company be immediately vested and not subject to repurchase by the Company and (b) each non-employee director be granted each year fully-vested options to purchase 5,000 shares of Common Stock of the Company.

6. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the Company's 1999 calendar year; and

7. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof is June 10, 1999. A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company for at least ten days prior to the Annual Meeting.

         All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement which describes the matters to be voted upon at the Annual Meeting and sign, date and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to assure that all your shares will be voted. If you attend the Annual Meeting and vote by ballot, your proxy vote will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

                                   By Order of the Board of Directors,




                                   Donald K. McCauley,
                                   Secretary

Menlo Park, California
June 17, 1999

                                   ACCOM, INC.

          ------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 20, 1999

--------------------------------------------------------------------------------


         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors ofAccom, Inc., a Delaware corporation ("Accom" or the "Company"), with principal executive offices at 1490 O'Brien Drive, Menlo Park, California 94025, to be voted upon at the Annual Meeting of Stockholders on Tuesday, July 20, 1999 (the "Annual Meeting") and at any adjournment or adjournments thereof.

         These proxy materials were first mailed to stockholders on or about June 17, 1999.

                               PURPOSE OF MEETING

         The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

                             REVOCABILITY OF PROXIES

         Any stockholder giving a proxy pursuant to this solicitation may revoke it at any time prior to exercise of such proxy by providing written notice of such revocation to the Secretary of the Company at its offices at 1490 O'Brien Drive, Menlo Park, California 94025; by providing a duly executed proxy bearing a later date; or by attending the meeting and voting in person.

                             VOTING AND SOLICITATION

         Stockholders of record at the close of business on June 10, 1999 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, the Company had 10,123,247 shares of Common Stock outstanding and entitled to vote and approximately 100 stockholders of record, including several holders who are nominees for an undetermined number of beneficial owners. Each holder of Common Stock is entitled to one vote for each share held as of the record date. The holders of a majority of the shares of Common Stock outstanding on the record date and entitled to be voted at the Annual Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting and any adjournments and postponements thereof.

         All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Shares abstained or subject to a broker non-vote are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. For proposals other than the election of directors, abstentions are counted in tabulations of the votes cast on a proposal presented to stockholders and generally have the same effect as a vote against the proposal, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. With regard to the election of directors, votes may be cast in favor of the director or withheld. Because directors are elected by plurality, abstentions from voting and broker non-votes will be entirely excluded from the vote and will have no effect on its outcome. If a quorum is present at the Annual Meeting, the nominees receiving the greatest number of votes (up to six directors) will be elected.

         Each proxy submitted by a stockholder will, unless otherwise directed by the stockholder in the proxy, be voted FOR (a) election of the six director nominees named herein (Proposal No. 1); (b) amendment of the Company's

Amended and Restated Certificate of Incorporation (hereinafter, the "Certificate of Incorporation") to increase the number of authorized shares of the Company's Common Stock to 40,000,000 and the number of authorized shares of all capital stock to 42,000,000 (Proposal No. 2); (c) amendment of the Company's Certificate of Incorporation and Bylaws to add the Classified Board Provisions (Proposal No.
3); (d) amendment of the Company's Certificate of Incorporation to provide that the Company elects to be governed by the business combination statute set forth in Section 203 of the Delaware General Corporation Law (Proposal No. 4); (e) amendment of the Company's 1995 Stock Incentive/Stock Issuance Plan, as amended (the "Plan") to provide that the stock options previously granted and to be granted to non-employee directors of the Company be immediately vested and not subject to repurchase by the Company and that each non-employee director be granted each year options to purchase 5,000 shares of Common Stock of the Company (Proposal No. 5); and (f) ratification of Ernst & Young LLP as independent auditors of the Company for 1999 (Proposal No. 6). The Company's directors and executive officers (who currently hold Common Stock representing approximately 53% of the Company's outstanding Common Stock) have indicated that they intend to vote all shares of voting stock over which they exercise voting power as of the record date for approval of each of the proposals described in this Proxy Statement.

         If a stockholder has submitted a proxy appropriately directing how the shares represented thereby are to be voted, such shares will be voted according to the stockholder's direction. Any stockholder has the power to revoke his or her proxy at any time before it is voted at the Annual Meeting by submitting a written notice of revocation to the Secretary of the Company or by filing a duly executed proxy bearing a later date. A proxy will not be voted if the stockholder who executed it is present at the Annual Meeting and elects to vote the shares represented thereby in person.. If a stockholder has submitted a proxy appropriately directing how the shares represented thereby are to be voted, such shares will be voted according to the stockholder's direction. Any stockholder has the power to revoke his or her proxy at any time before it is voted at the Annual Meeting by submitting a written notice of revocation to the Secretary of the Company or by filing a duly executed proxy bearing a later date. A proxy will not be voted if the stockholder who executed it is present at the Annual Meeting and elects to vote the shares represented thereby in person.

         The Board of Directors reserves the right to withhold any proposal described herein from a vote at the Annual Meeting if the Board of Directors deems a vote on such proposal to be contrary to the best interests of the Company and its stockholders. In such an event, the proposal withheld will be neither adopted nor defeated.

         The cost of soliciting these proxies consisting of the printing, handling and mailing of the proxy card and related material and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to the beneficial owners of stock. These costs will be paid by the Company. In order to assure a majority vote will be present in person or by proxy at the Annual Meeting, it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit proxies by telephone, facsimile, telegraph or electronic means or in person. These persons will receive no extra compensation for their services. The Company reserves the right to have an outside solicitor conduct the solicitation of proxies and to pay such solicitor for its services.

         Each of the following documents of the Company (collectively, the "Company Reports") has been mailed to all stockholders entitled to notice of and to vote at the Annual Meeting: (a) Transition Report on Form 10-K for the transition period ended December 31, 1998, and (b) Quarterly Report on Form 10-Q for the quarter ended March 31, 1999. The Company Reports are not incorporated into this Proxy Statement and are not considered proxy soliciting material.

          ------------------------------------------------------------

--------------------------------------------------------------------------------
                                PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

          ------------------------------------------------------------


         Under the current charter documents, the Company's directors are elected at each annual meeting of stockholders. Currently, the number of authorized directors of the Company is six. At the Annual Meeting, six directors will be elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified, provided however that the effect of Proposal No. 3, if approved, would be to classify the Board of Directors into three classes having staggered terms of three years each and make an initial classification of the nominees as listed below. Such an amendment would therefore extend the terms of two of the directors for two years and the term of two other directors for one year. Each director would then serve until the annual meeting of stockholders at which directors of his or her class are to be elected and/or until their respective successors are duly elected and qualified. If a quorum is present at the Annual Meeting, the nominees receiving the greatest number of votes (up to six directors) will be elected.

         All of the nominees for election as directors at the Annual Meeting set forth in the table below are incumbent directors. Each of the nominees has consented to serve as a director if elected. Except to the extent that authority to vote for any directors is withheld in a proxy, shares represented by proxies will be voted FOR such nominees. In the event that any of the nominees for director should before the Annual Meeting become unable to serve if elected, shares represented by proxies will be voted for such substitute nominees as may be recommended by the Company's existing Board of Directors, unless other directions are given in the proxies. Proxies cannot be voted for a greater number of persons than the number of nominees herein. To the Company's knowledge, all the nominees will be available to serve.

Information with Respect to Nominees

         Set forth below is information regarding the directors, including information furnished by them as to their principal occupation at present and for the last five years, certain other directorships held by them, the year in which each became a director of the Company and their ages as of April 20, 1999.
There are no family relationships among any of the directors or executive officers of the Company.

                                                                                            Class/End of Term of
                                                                              Director     Director if Classified
Nominees                        Position with the Company             Age       Since          Board Approved
--------                        -------------------------             ---       -----          --------------
Junaid Sheikh                   Chairman of the Board, President,      45       1988            Class 3/2002
                                and Chief Executive Officer
Lionel M. Allan                 Director                               55       1995            Class 1/2000
Thomas E. Fanella               Director                               52       1997            Class 2/2001
David A. Lahar                  Director                               41       1998            Class 2/2001
Eugene M. Matalene, Jr.         Director                               51       1999            Class 1/2000
Michael Luckwell                Director                               57       1999            Class 3/2002

Business Experience of Board Nominees

         Junaid Sheikh has served as the Chairman of the Board of Directors since June 1988 and as the Company's President and Chief Executive Officer since November 1991. Mr. Sheikh was also the President and Chairman of the Board of Directors of Axial Systems Corporation, a maker of on-line editing systems, from May 1990 to October 1991.

         Lionel M. Allan has served on the Board of Directors since April 1995. Since March 1992, Mr. Allan has been President of Allan Advisors, Inc., a board of directors and legal consulting firm. Mr. Allan also is a director and past Chairman of the Board of KTEH Public Television Channel 54 in San Jose, California, a director of Catalyst Semiconductor, Inc., a semiconductor company, and a former director (from June 1994 to December 1998) of Global Motorsport Group, Inc., a motorcycle products company.

         Thomas E. Fanella has served on the Board of Directors since March 1997. Since August 1988, Mr. Fanella has been President and Chief Executive Officer of KTEH Public Television Channel 54 in San Jose, California. Mr. Fanella is also a director of the Catholic Television Network, the Pacific Mountain Network and the Silicon Valley Forum.

         David A. Lahar has served on the Board of Directors since February 1998. Since September 1992, Mr. Lahar has been a Managing Director of EOS Capital, Inc., an investment, venture capital and consulting firm. From 1992 to June 1996, Mr. Lahar was the President of Aurora Electronics, Inc. ("Aurora"), a company which he co-founded and which is a provider of spare parts distribution services and electronics recycling and recovery services to computer manufacturers and field service providers. From 1986 to 1992, Mr. Lahar was a Managing Director in the Investment Banking Division of PaineWebber Incorporated.

         Eugene M. Matalene, Jr. has served on the Board of Directors since March 1999. Since 1997, Mr. Matalene has served as President of Strata Capital Management Corp., a merchant bank. He was a Managing Director of Furman Selz, an investment bank, from 1996 to 1997 and a Managing Director of PaineWebber Incorporated, an investment bank, from 1989 to 1996. Mr. Matalene has been a director of American Bankers Insurance Group, Inc., a specialty insurance products company, since 1990.

         Michael Luckwell has served on the Board of Directors since May 1999. Since 1986, Mr. Luckwell's principal occupation has been as an individual investor and a manager of his personal investments. In addition, for six months in 1995, Mr. Luckwell served as the Chief Executive of Riverside Plc, a company based in England which operated health and fitness centers. Mr. Luckwell has been a director of HIT Entertainment Plc, a publicly traded entertainment company based in England, since May 1993. In 1970, Mr. Luckwell founded The Moving Picture Company, a leading European video facility and film and television production company. In 1983, The Moving Picture Company was merged with Carlton Communications Plc, and Mr. Luckwell served as the Managing Director of Carlton until 1986.

Arrangements in Connection with the Election of Two Directors

         On March 12, 1999, the Company issued 6% Senior Subordinated Convertible Notes due March 12, 2004 (the "Convertible Notes") in the aggregate principal amount of $3,500,000 to a group of six investors led by American Bankers Insurance Group, Inc. ("American Bankers"), including Mr. Matalene. So long as American Bankers holds either shares or Convertible Notes representing at least 50% of the Company's Common Stock (the "Common Stock") issuable upon conversion of the Convertible Notes, American Bankers has the right to nominate an individual as a member of the Company's management slate of directors submitted for election to the Company's Board of Directors (the "Board of Directors"). American Bankers nominated Mr. Matalene, a director of American Bankers. After the Company expanded its Board of Directors from four to five directors, Mr. Matalene was appointed as the Company's fifth director in accordance with the Company's Bylaws.

         On December 10, 1998, the Company entered into a Stock Purchase Agreement with Michael Luckwell, pursuant to which Mr. Luckwell purchased
$1,500,000 of Common Stock of the Company. Pursuant to the Stock Purchase Agreement, Mr. Luckwell has the right to be nominated as a member of the Company's management slate of directors submitted for election to the Company's Board of Directors. Mr. Luckwell requested to be appointed to the Board of Directors and, after the Company expanded its Board of Directors from five to six directors, Mr. Luckwell was appointed as the Company's sixth director in accordance with the Company's Bylaws.

Compensation of Directors

         Of the Company's six directors, one director is a salaried employee of the Company. Directors who are employees of the Company do not receive any additional compensation or benefits for their service as directors.

         The five remaining non-employee directors are compensated for their services through the issuance of stock options. When first elected or appointed as directors, non-employee directors are granted non-statutory stock options to purchase 10,000 shares of Common Stock. Then, after each annual meeting, each non-employee director currently receives options to purchase 2,500 shares of Common Stock, provided the non-employee directors has served on the Board of Directors for at least six months. All such options expire 10 years from the date of grant, have an exercise price at the fair market value of the Common Stock on the date of grant and are immediately exercisable. However, any shares purchased under such options are subject to repurchase by the Company. The
Company's repurchase right with respect to the initial grant of options lapses in a series of four equal annual installments over the director's period of continued service, with the first such installment to lapse upon the director's completion of one year of Board service measured from the date of grant. The Company's repurchase right with annual grants lapses one year from the date of grant.

         In accordance with the Company's standard arrangements, the Company made the following issuances in calendar year 1998. Mr. Lahar was issued 10,000 options upon his first becoming a director of the Company on February 17, 1998. Messrs. Fanella and Mr. Allan were issued 2,500 options upon re-election as directors of the Company on February 17, 1998. Mr. Matalene was issued 10,000 options upon his first becoming a director of the Company on March 12, 1999. Mr. Luckwell was issued 10,000 options upon his first becoming a director of the Company on May 4, 1999

         If Proposal No. 5, described below, is approved by the stockholders, then each non-employee director will be granted options to purchase 5,000 shares of the Company's Common Stock each year (instead of 2,500 shares) and such options will be immediately vested and exercisable and will not be subject to repurchase by the Company. In addition, all outstanding options held by non-employee directors will become immediately vested and exercisable and will not be subject to repurchase by the Company.

         See, also, "Certain Relationships and Related Transactions," below, for a discussion of certain transactions between the Company and certain members of the Board of Directors.

Board Meetings and Committees

         The Board of Directors held a total of eight meetings in fiscal year 1998 (ending September 30, 1998) and one meeting during the transition period from October 1, 1998 to December 31, 1998 (the "Transition Period"). Each incumbent director attended at least 75% of the board meetings and meetings of the committee on which they served during fiscal year 1998 and the Transition Period. During fiscal year 1998, one meeting of the Audit Committee was held and during the Transition Period no committee meetings were held. The Company's Audit Committee is comprised of Messrs. Fanella and Lahar. The Company does not have a compensation or nominating committee and did not during the last fiscal year and the Transition Period.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

Report of the Board of Directors

         The Board of Directors has general responsibility for establishing the compensation payable to the Company's executive officers and other key executives and has the sole and exclusive authority to administer the Company's 1995 Stock Option/Stock Issuance Plan (the "Stock Option Plan") under which grants may be made to such individuals. Until September 15, 1996, such functions were performed by the Compensation Committee of the Board and are now performed by the full Board of Directors.

         General Compensation Policy. Under the supervision of the Board of Directors, the Company's compensation policy is designed to attract and retain qualified key executives critical to the Company's growth and long-term  success.  It is the  objective  of the Board of  Directors  to have a portion of each executive's compensation contingent upon the Company's performance as well as upon the individual's personal performance. Accordingly, each executive officer's compensation package is comprised of three elements:
(i) base salary which reflects individual performance and expertise, (ii) variable bonus awards payable in cash and tied to the achievement of certain performance goals for the Company or the executive and (iii) long-term, stock-based incentive awards that are designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders. The summary below describes in more detail the factors which the Board of Directors considers in establishing each of the three primary components of the compensation package provided to the executive officers.

         Base Salary. The level of base salary is established primarily on the basis of the individual's qualifications and relevant experience, the strategic goals for which he has responsibility, the compensation levels at companies that compete with the Company for business and executive talent, and the incentives necessary to attract and retain qualified management. Base salary is reevaluated each year to take into account the individual's performance and to maintain a competitive salary structure. Company performance does not play a significant role in the determination of base salary.

         Cash-Based Incentive Compensation. Cash bonuses are awarded on a discretionary basis to executive officers on the basis of their success in achieving designated individual goals and the Company's success in achieving specific company-wide goals, such as customer satisfaction, revenue growth and earnings growth.

         Long-Term Incentive Compensation. The Company has utilized the Stock Option Plan to provide executives and other key employees with incentives to maximize long-term stockholder values. Awards under this plan by the Board of Directors take the form of stock options designed to give the recipient a significant equity stake in the Company and thereby closely align his interests with those of the Company's stockholders. Factors considered in making such awards include the individual's position in the Company, his performance and responsibilities, and internal comparability considerations. In addition, the Board of Directors takes into account each individual's position with the Company and his existing holdings of unvested options. Each option grant allows the executive officer to acquire shares of Common Stock at a fixed price per share (the fair market value on the date of grant) over a specified period of time (up to 10 years). The options typically vest in periodic installments over a four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he remains in the Company's service, and then only if the market price of the Common Stock appreciates over the option term.

         CEO Compensation. In setting the compensation payable during the 1998 calendar year to the Company's Chief Executive Officer, Junaid Sheikh, the Board of Directors used the same factors as described above for the executive officers. The Board established a combination compensation package for Mr. Sheikh, including a base salary and stock option grants in line with those received by other executives of comparably-sized companies in similar industries. In December 1998, the Board granted Mr. Sheikh options to purchase 250,000 shares of common stock, a portion of which were general compensation options commensurate with options granted to other officers and key employees of the Company and a portion of which were in consideration of the extraordinary efforts expended by Mr. Sheikh in the negotiation and consummation of the Company's acquisition of Scitex Digital Video.

         Report on Repriced Stock Options. In May 1998, the Board of Directors determined that it was in the best interest of the Company to offer to reprice the then-existing stock options of the Company with exercise prices in excess of the then-current fair market value of the Company's Common Stock. The Company also changed the vesting on all outstanding options from a five-year period to a four-year period, with 25% of the shares vesting at the end of the first year and the rest vesting equally over the following three years. Included in the repricing actions were options held by the Company's executive officers and certain directors, but not any of the options that had been automatically granted to the non-employee directors pursuant to the Stock Option Plan. The objectives of the Stock Option Plan are to promote the interests of the Company by providing employees, certain directors, and certain consultants or independent contractors an incentive to acquire a proprietary interest in the Company and to continue to render services to the Company. It was the view of the Board of Directors that stock options with exercise prices substantially above the current market price of the Company's Common Stock were viewed negatively by most optionees of the Company, and provided little, if any, equity incentive to the optionees. The Board thus concluded that such option grants seriously undermined the specific objectives of the Stock Option Plan and should properly be repriced. In making this decision, the Board also considered the fairness of such a determination in relation to other stockholders. In the opinion of the Board, the stockholders' long-term best interests were clearly served by the retention and motivation of optionees.

         In this context, the Board decided that effective May 15, 1998 (the "Grant Date") all optionees holding stock options with exercise prices in excess of the fair market value of the Company's Common Stock should receive a one-for-one repricing of their then-existing unexercised stock options with a new exercise price set at $1.03125 per share, the fair market value of the Company's Common Stock on the Grant Date. The Company completed this repricing through a one-for-one stock option exchange of "underwater" stock options for all optionees. The vesting schedule of the new options, as well as all other options, was changed from a vesting schedule over a five-year period to a vesting schedule over a four-year period (with 25% vesting after one year and the balance vesting on a equal monthly basis thereafter). The exchange was completed in May 1998. It is the opinion of the Board of Directors that this program helped build optionee morale and provided new incentives for the Company's employees and management.

                                         The Board of Directors

                                         Junaid Sheikh
                                         Lionel M. Allan
                                         Thomas E. Fanella
                                         David A. Lahar
                                         Michael Luckwell
                                         Eugene M. Matalene, Jr.

Compensation Committee Interlocks and Insider Participation

         No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Board of Directors. Mr. Sheikh, Chairman of the Board of Directors, is also President and Chief Executive Officer of the Company. Mr. Sheikh participated in deliberations of the Board of Directors concerning executive officer compensation.

Stock Performance Graph

         The following graph shows a comparison of cumulative total stockholder returns for the Company, the Nasdaq Total Return Index, and the Hambrecht & Quist Technology Index for the period commencing September 26, 1995, the date of the initial public offering of the Company's Common Stock, to the last day of the Company's fiscal year on December 31, 1998.

         [The  following  descriptive  data is supplied in accordance  with Rule
304(d) of Regulation S-T.]

                                     9/26/95    9/30/95     9/30/96      9/30/97      9/30/98      12/31/98
                                     -------    -------     -------      -------      -------      --------
Accom, Inc.                           $100      $ 97.22     $ 22.22      $ 29.17      $  4.17      $  6.94
NASDAQ Total Return Index             $100      $100.55     $119.31      $163.79      $164.19      $211.23
Hambrecht & Quist Technology Index    $100      $101.14     $111.02      $165.53      $153.80      $217.10

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes, the preceding Report of the Board of Directors on Executive Compensation and Stock Performance Graph are not to be incorporated by reference into any of those previous filings; nor is such report or graph to be incorporated by reference into any future filings which the Company may make under those statutes.

Summary of Cash and Certain Other Compensation

         The following Summary Compensation Table sets forth the compensation earned by the Company's Chief Executive Officer and the three other highest-paid executive officers whose salary and bonus for the calendar year ended December 31, 1998 was in excess of $100,000 (collectively, the "Named Officers") for services rendered in all capacities to the Company for that calendar year. As a result of the change in the Company's fiscal year from September 30 to December 31 in December 1998, the table below reflects compensation information for the calendar year 1998 and for fiscal years ended September 30, 1996, 1997 and 1998.


                                                SUMMARY COMPENSATION TABLE

                                                                    Annual              Long-Term
                                                                  Compensation         Compensation
                                     Fiscal                ------------------------   ---------------    --------------
                                      Year                                               Securities         All Other
Name and Present                     Ended      Calendar                    Bonus        Underlying        Compensation
Principal Position                   Sept. 30     Year      Salary ($)     ($) (1)       Options (#)*           ($)
-----------------------------------  --------  ----------   ----------    ----------   ---------------    --------------
Junaid Sheikh......................               1998      $176,973             $0      397,286 (2)         $2,782 (5)
  President, Chief Executive           1998                 $170,528             $0      147,286 (2)         $2,722 (5)
  Officer and Chairman of the Board    1997                 $149,220             $0       87,286 (3)           $866 (5)
                                       1996                 $159,644             $0      137,286 (4)         $2,266 (5)


Ian Craven.........................               1998      $145,000         $2,000       98,125 (6)         $1,458 (5)
  Senior Vice President,               1998                 $141,596         $2,000       88,125 (6)         $1,449 (5)
  Engineering                          1997                 $130,000         $5,000       58,125 (7)           $351 (5)
                                       1996                 $129,000             $0       33,125 (8)         $1,203 (5)


Harris Rogers......................               1998      $128,199             $0       65,499 (9)           $554 (12)
  Vice President, Marketing            1998                 $118,199         $1,000       65,499 (9)           $492 (12)
                                       1997                 $101,439         $4,716       54,166 (10)          $351 (12)
                                       1996                 $ 84,251         $1,439       34,166 (11)          $369 (12)


Donald Petersen....................               1998      $128,115             $0      117,916 (13)          $553 (12)
  Vice President, Manufacturing        1998                 $124,345             $0      107,916 (13)          $549 (12)
                                       1997                 $111,416         $5,000       75,833 (14)          $330 (12)
                                       1996                 $105,502             $0       50,833 (15)          $347 (12)


------------------

(*)  Includes options repriced in the fiscal years ending September 30, 1996 and 1997.

(1)  Represents bonus compensation earned in such calendar year.

(2)  Includes  options to purchase  87,286  shares of the  Company's  Common Stock that were canceled on May 15, 1998 and repriced to $1.03125 per share. See "Option Grants in Last Calendar Year" below.

(3)  Represents  options to purchase 87,286 shares of the Company's  Common Stock that were canceled on February 18, 1997 and repriced to $1.3125 per share.

(4)  Includes  options to purchase  54,166 shares of the Company's  Common Stock that were canceled on April 23, 1996 and repriced to $3.25 per share.

(5)  Represents  standard life insurance and key man insurance  premiums paid by the Company for the benefit of the named
     Officer.

                                                            8

(6)  Includes  options to purchase  58,125  shares of the  Company's  Common Stock that were canceled on May 15, 1998 and repriced to $1.03125 per share. See "Option Grants in Last Calendar Year" below.

(7)  Includes options to purchase 18,125 shares of the Company's Common Stock that were canceled on February 18, 1997 and repriced to $1.3125 per share.

(8)  Includes  options to purchase  18,125 shares of the Company's  Common Stock that were canceled on April 23, 1996 and repriced to $3.25 per share.

(9)  Includes  options to purchase  45,499  shares of the  Company's  Common Stock that were canceled on May 15, 1998 and repriced to $1.03125 per share. See "Option Grants in Last Calendar Year" below.

(10) Represents  options to purchase 34,166 shares of the Company's  Common Stock that were canceled on February 18, 1997 and repriced to $1.3125 per share.

(11) Includes  options to purchase 14,166 of the Company's Common Stock that were canceled on April 23, 1996 and repriced to $3.25 per share.

(12) Represents standard life insurance premiums paid by the Company for the benefit of the Named Officer.

(13) Includes  options to purchase  75,833  shares of the  Company's  Common Stock that were canceled on May 15, 1998 and repriced to $1.03125 per share. See "Option Grants in Last Calendar Year" below.

(14) Includes options to purchase 35,833 shares of the Company's Common Stock that were canceled on February 18, 1997 and repriced to $1.3125 per share.

(15) Includes  options to purchase  35,833 shares of the Company's  Common Stock that were canceled on April 23, 1996 and repriced to $3.25 per share.


Option Grants

         The following table provides information with respect to the stock option grants made during the year ended December 31, 1998 under the Company's 1995 Stock Option/Stock Issuance Plan to the Named Officers. No stock appreciation rights were granted to these individuals during such calendar year.

                                      OPTION GRANTS IN LAST CALENDAR YEAR

                                                                                         Potential Realizable
                                                                                       Value at Assumed Annual
                                                                                            Rate of Stock
                                                                                          Price Appreciation
                                           Individual Grants                               for Option Term
                      -------------------------------------------------------------    ----------------------
                                        % of Total
                                         Options
                                        Granted to       Exercise
                         Options       Employees in      Price (2)     Expiration
Name                     Granted     Calendar Year(1)    ($/share)        Date         5% ($)(3)   10% ($)(3)
----                     -------     ----------------    ---------      --------       ---------   ----------
Junaid Sheikh           250,000(4)        23.7%            $0.6500      12/04/08          41,112      161,718
                         60,000(5)         5.7%            $0.8750       2/05/08          33,017       83,671
                          4,166(6)         N/A             $1.0313       1/19/05           1,656        3,826
                         50,000(6)         N/A             $1.0313       1/15/06          23,407       55,557
                         33,120(6)         N/A             $1.0313       9/03/06          17,062       41,212

Ian Craven               10,000(4)         0.9%            $0.6500      12/04/08           1,644        6,469
                         30,000(5)         2.8%            $0.8750       2/05/08          16,508       41,836
                         40,000(6)         N/A             $1.0313       3/14/07          22,214       54,453
                          3,125(6)         N/A             $1.0313       1/15/05           1,240        2,864
                         15,000(6)         N/A             $1.0313       1/15/06           7,022       16,667

                                                      9

                                                                                         Potential Realizable
                                                                                       Value at Assumed Annual
                                                                                            Rate of Stock
                                                                                          Price Appreciation
                                           Individual Grants                               for Option Term
                      -------------------------------------------------------------    ----------------------
                                        % of Total
                                         Options
                                        Granted to       Exercise
                         Options       Employees in      Price (2)     Expiration
Name                     Granted     Calendar Year(1)    ($/share)        Date         5% ($)(3)   10% ($)(3)
----                     -------     ----------------    ---------      --------       ---------   ----------

Harris Rogers            20,000(5)         1.9%            $0.8750       2/05/08          11,005       27,890
                         20,000(6)         N/A             $1.0313       3/14/07          11,007       27,227
                         15,000(6)         N/A             $1.0313       7/10/06           7,557       18,178
                          2,499(6)         N/A             $1.0313       7/01/05           1,072        2,507
                          8,000(6)         N/A             $1.0313       1/15/06           3,745        8,889

Donald W. Petersen       10,000(4)         0.9%            $0.6500      12/04/08           1,644        6,469
                         30,000(5)         2.8%            $0.8750       2/05/08          16,508       41,836
                         40,000(6)         N/A             $1.0313       3/14/07          22,214       54,453
                         20,833(6)         N/A             $1.0313      10/10/04           7,882       18,076
                         15,000(6)         N/A             $1.0313       1/15/06           7,022       16,667

------------------

(1)      The percentages  shown are based upon the options granted in calendar year 1998,  excluding  repriced options.

(2)      The exercise  price may be paid in cash, in shares of Common Stock valued at fair market value on the exercise  date or through a cashless  exercise  procedure  involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee  sufficient funds to pay the  exercise  price for the  purchased  shares and the  federal and state  income tax  liability incurred by the optionee in connection with such exercise.

(3)      Disclosure of the 5% and 10% assumed annual rates of compounded stock price  appreciation is mandated by the Securities and Exchange Commission. There is no assurance provided to any executive officer or any other  holder of the  Company's  securities  that the actual  stock price  appreciation  over the
         10-year  option term will be at the assumed 5% and 10% levels or at any other defined  level.  Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

(4)      25% of these options vest on December 4, 1999, and  thereafter  one 1/36th of the remaining  unvested options vest each month.  The Board of Directors  also has the authority to provide for the automatic vesting of shares subject to the outstanding option upon the occurrence of certain hostile takeovers.
         Each  option  has a maximum  term of 10 years,  subject to  earlier  termination  in the event of the optionee's cessation of employment with the Company.

(5)      25% of these options vest on February 5, 1999, and  thereafter  one 1/36th of the remaining  unvested options vest each month.  The Board of Directors  also has the authority to provide for the automatic vesting of shares subject to the outstanding option upon the occurrence of certain hostile takeovers.
         Each  option  has a maximum  term of 10 years,  subject to  earlier  termination  in the event of the optionee's cessation of employment with the Company.

(6)      Represents  option  granted  on May 15,  1998 in  connection  with the  cancellation  of an  existing outstanding  option  with an  exercise  price in excess of $1.0313  per share.  Concomitant  with the repricing on May 15, 1998, the vesting schedule for these options changed. Under the previous method, options  vested in five equal annual  installments  with 20% of the option shares  vesting on a cliff basis after each year of service.  Under the new method,  options will vest and be  exercisable  with respect to 25% of the option shares after one year of service, and 1/36th per month for each month of service thereafter. See "Ten-Year Option/SAR Repricings" below.

Option Exercises and Holdings

         The table below sets forth information concerning the exercise of options during the calendar year ended December 31, 1998 and unexercised options held as of the end of such year by the Named Officers. No stock appreciation rights were exercised during such calendar year or outstanding as of the end of that calendar year.

                                AGGREGATED OPTION EXERCISES IN LAST CALENDAR YEAR
                                       AND CALENDAR YEAR-END OPTION VALUES

                                                               Number of
                                                         Securities Underlying         Value of Unexercised
                       Shares           Aggregate        Unexercised Options at      In-the-Money Options at
                     Acquired On     Value Realized        Calendar Year End          Calendar Year End (1)
Name                  Exercise            ($)          Exercisable/Unexercisable    Exercisable/Unexercisable
----               --------------   ----------------  ---------------------------  ---------------------------
Junaid Sheikh             0                $0               73,657 / 323,629                 $0 / $0

Ian Craven                0                $0               31,496 / 66,629                  $0 / $0

Harris Rogers             0                $0               24,994 / 40,505                  $0 / $0

Donald W. Petersen        0                $0               51,353 / 66,563                 $302 / $0

---------------

(1)      Market price at calendar year end ($0.625) less exercise price. For purposes of this  calculation,  the calendar  year end market price of the shares is deemed to be the closing  sale price of the  Company's
         Common Stock as reported on the Over-the-Counter Bulletin Board on December 31, 1998.


Ten-Year Option/SAR Repricings

         The following table sets forth certain information as of December 31, 1998 with respect to the repricing of certain stock options held by the Company's executive officers.

                                                                 Market
                                                  Number Of     Price Of       Exercise                  Length Of
                                                 Securities     Stock At       Price At                  Original
                                                 Underlying     Time Of        Time Of                  Option Term
                                                   Options     Repricing      Repricing                  Remaining
                                                  Repriced         Or             Or          New        At Date Of
                                                 Or Amended    Amendment      Amendment     Exercise     Repricing
                Name                    Date         (#)          ($)             ($)      Price ($)    Or Amendment
------------------------------------- ---------- ------------ ------------- ------------- ------------- -------------
Junaid Sheikh (1)................     5/15/98       4,166        $1.03125       $1.3125      $1.03125      6.7 years
                                      5/15/98      50,000        $1.03125       $1.3125      $1.03125      7.7 years
   President, Chief Executive         5/15/98      33,120        $1.03125       $1.3125      $1.03125      8.3 years
   Officer and Chairman of the Board  2/18/97       4,166        $1.3125        $3.25        $1.3125       7.9 years
                                      2/18/97      50,000        $1.3125        $3.25        $1.3125       8.9 years
                                      2/18/97      33,120        $1.3125        $1.88        $1.3125       9.5 years
                                      4/23/96       4,166        $3.25          $4.80        $3.25         8.7 years
                                      4/23/96      50,000        $3.25          $5.75        $3.25         9.7 years

Ian Craven (1)...................     5/15/98       3,125        $1.03125       $1.3125      $1.03125      6.7 years
                                      5/15/98      15,000        $1.03125       $1.3125      $1.03125      7.7 years
   Senior Vice President,             5/15/98      40,000        $1.03125       $1.3125      $1.03125      8.8 years
   Engineering                        2/18/97       3,125        $1.3125        $3.25        $1.3125       7.9 years
                                      2/18/97      15,000        $1.3125        $3.25        $1.3125       8.9 years
                                      4/23/96       3,125        $3.25          $4.80        $3.25         8.7 years
                                      4/23/96      15,000        $3.25          $5.75        $3.25         9.7 years

                                       11

Harris Rogers (1)................     5/15/98      15,000        $1.03125       $1.3125      $1.03125      8.2 years
                                      5/15/98       2,499        $1.03125       $1.3125      $1.03125      7.1 years
   Vice President, Marketing          5/15/98       8,000        $1.03125       $1.3125      $1.03125      7.7 years
                                      5/15/98      20,000        $1.03125       $1.25        $1.03125      8.8 years
                                      2/18/97      15,000        $1.3125        $3.25        $1.3125       9.4 years
                                      2/18/97       4,166        $1.3125        $3.25        $1.3125       8.4 years
                                      2/18/97      10,000        $1.3125        $3.25        $1.3125       8.9 years
                                      2/18/97       5,000        $1.3125        $3.25        $1.3125       9.4 years
                                      4/23/96       4,166        $3.25          $6.00        $3.25         9.2 years
                                      4/23/96      10,000        $3.25          $5.75        $3.25         9.7 years

Donald W. Petersen (1)...........     5/15/98      20,833        $1.03125       $1.31        $1.03125      6.4 years
                                      5/15/98      15,000        $1.03125       $1.31        $1.03125      7.7 years
   Vice President, Manufacturing      5/15/98      40,000        $1.03125       $1.31        $1.03125      8.8 years
                                      2/18/97      20,833        $1.3125        $3.25        $1.3125       7.9 years
                                      2/18/97      15,000        $1.3125        $3.25        $1.3125       8.9 years
                                      4/23/96      20,833        $3.25          $4.80        $3.25         8.7 years
                                      4/23/96      15,000        $3.25          $5.75        $3.25         9.7 years

---------------

(1)      The Company repriced certain options in April 1996,  February 1997 and May 1998. In each instance,  in order to reincentivize certain of its employees, the Compensation Committee of the Board of Directors or the Board
         of Directors itself approved an option exchange for all employees  holding options with an exercise price in excess of the then current fair market  value (which is the price set forth in the column  entitled  "Market
         Price Of Stock At Time Of Repricing Or Amendment"  above);  such  repricings  entitled each such employee to cancel  their  outstanding  options in  exchange  for new options  with an exercise  price equal to the then current  fair  market  value of the  Company's  Common  Stock on the date of the  approval  by the  Board of
         Directors or Compensation  Committee.  In the April 1996 and February 1997 repricings,  the new options were subject  to the  same  vesting  schedule  as the  canceled  options,  including  the same  original  vesting commencement date. In the May 1998 repricing,  the new options were amended to vest as follows:  25% of each grant vests on the original vesting commencement date, and thereafter,  one 1/36th of the remaining unvested options of each grant vest each month for the next three years.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The members of the Board of Directors, the executive officers of the Company and persons who hold more than ten percent (10%) of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, which requires such individuals to file reports with respect to their ownership of and transactions in the Company's securities. Officers, directors and greater than ten percent (10%) stockholders are required to furnish the Company with copies of all such reports they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended September 30, 1998 and the Transition Period ended December 31, 1998 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with except that (i) each of Messrs. Junaid Sheikh, Ian Craven, Harris Rogers, Donald Petersen, Paul Hansil and Lionel Allan failed to timely file a year-end report of Form 5 to reflect the repricing of outstanding options in May 1998, but have subsequently reported such repricing transactions on a Form 5 and (ii) a Form 3 for Mr. Donald McCauley was filed late.


                            COMMON STOCK OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of May
31, 1999 by (i) all persons who are beneficial owners of five percent or more of the Company's Common Stock, (ii) each director,  (iii) each executive officer of the Company, and (iv) all current directors and executive officers as a group.
                 Name and Address,
                  if Required, of                                Shares                  Percent of Shares
                  Beneficial Owner                     Beneficially Owned (1)(2)     Beneficially Owned (1)(2)
                  ----------------                     -------------------------     -------------------------
Michael Luckwell (3)...............................             3,428,750                       33.8%
    26 Catherine Place
    London SW1E 6HF

American Bankers Insurance Group, Inc. (4).........             2,307,692                       18.6%
    11222 Quail Roost Drive
    Miami, FL 33157

El Dorado Ventures and affiliated entities (5).....               988,782                        9.8%
    20300 Stevens Creek Boulevard
    Suite 395
    Cupertino, CA 95014

Scitex Digital Video, Inc. (6).....................             1,000,000                        9.0%
    c/o Scitex Corporation Ltd.
    P.O. Box 330
    Herzilya B 46103 Israel

AWM Investment Company and affiliates (7)..........               534,400                        5.3%
    153 East 53 rd Street, 51st Floor
    New York, NY 10022

Junaid Sheikh (8)..................................             1,014,960                        9.9%

Phillip Bennett (9)................................               750,000                        7.4%

Ian Craven (10)....................................               125,864                        1.2%

Donald W. Petersen (11)............................                69,999                        *

Harris Rogers (12).................................                39,248                        *

Donald K. McCauley (13)............................                     0                        *

                                                      13

                 Name and Address,
                  if Required, of                                Shares                  Percent of Shares
                  Beneficial Owner                     Beneficially Owned (1)(2)     Beneficially Owned (1)(2)
                  ----------------                     -------------------------     -------------------------

William Ludwig (13)................................                     0                        *

Lionel M. Allan (14)...............................               167,784                        1.6%

Thomas E. Fanella (15).............................                12,500                        *

David A. Lahar (16)................................               110,000                        1.1%

Eugene M. Matalene, Jr.(17)........................                86,923                        *

All executive officers and directors as
    a group (12 persons) (18)......................             5,806,028                       55.0%

----------

*        Less than one percent (1%).

(1)      Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the  Company  believes  that  persons  named in the table have sole voting and  investment  power with respect to all shares of Common Stock held by such person.

(2)      The number of shares of Common Stock beneficially owned includes the shares issuable pursuant to stock options which may be exercised  within 60 days after May 31, 1999.  Shares  issuable  pursuant to such options are deemed outstanding for computing the percentage of the person holding such options but are not outstanding for computing the percentage of any other person.

(3)      Includes 10,000 shares issuable upon currently exercisable options held by Mr. Luckwell,  all of which shares are currently subject to a repurchase right of the Company.

(4)      Includes the shares issuable upon conversion of the 6% Senior Subordinated  Convertible Note due March
         12, 2004 (the  "Convertible  Notes") in the aggregate  principal amount of $3,000,000 held by American
         Bankers  Insurance Group,  Inc. The Convertible Notes convert into that number of shares as calculated by dividing the outstanding principal amount of such Convertible Notes by a conversion price of $1.30, subject to adjustment.  As of May 31, 1999, the $3,000,000  Convertible  Note held by American Bankers
         Insurance Group, Inc. converts into 2,307,692 shares.

(5)      Reflects share  ownership as of December 31, 1998,  based on the Company's  records.  Includes  10,334 shares of Common  Stock owned by El Dorado C&L Fund,  L.P.;  5,765  shares of Common Stock owned by El
         Dorado  Technology IV, L.P.;  452,326 shares of Common Stock owned by El Dorado Ventures;  and 520,357 shares of Common  Stock owned by El Dorado  Ventures  III,  L.P.  Such  information  is based upon the
         Company's knowledge after investigation, but without independent confirmation from such entities.

(6)      Includes a currently  exercisable  warrant to purchase 250,000 shares of the Company's Common Stock at
         $1.00 per share and a currently exercisable warrant to purchase 750,000 shares of the Company's Common
         Stock at $3.00 per share.  Both warrants  terminate upon the earlier to occur of (a) December 10, 2008 or (b) an acquisition or change in control of the Company.

(7)      Reflects  share  ownership as of December 31, 1998,  based on the Company's  records.  Such shares are beneficially  owned by (i) Special  Situations  Fund III, L.P., a Delaware  limited  partnership  (the
         "Fund"),  (ii) MGP Advisers Limited  Partnership,  a Delaware Limited Partnership  ("MGP"),  (iii) AWM
         Investment  Company,  Inc., a Delaware  corporation ("AWM") and (iv) Austin W. Marxe. MGP is a general partner of and investment  adviser to the Fund.  MGP is registered as an investment  adviser under the
         Investment  Advisers Act of 1940, as amended.  AWM, a Delaware  corporation  primarily owned by Austin
         Marxe,  serves as the sole general  partner of MGP. AWM is a registered  investment  adviser under the
         Investment  Advisers Act of 1940.  Austin W. Marxe is also the principal limited partner of MGP and is the  President  and Chief  Executive  Officer of AWM. Mr.  Marxe is  principally  responsible  for the selection,  acquisition  and  disposition of the portfolio  securities by AWM on behalf of MGP and the
         Fund.  Such  information  is based upon the  Company's  knowledge  after  investigation,  but  without independent confirmation from such entities.

(8)      Includes 102,286 shares issuable upon currently  exercisable options held by Mr. Sheikh. Also includes
         912,674  shares  owned  indirectly  by Mr.  Sheikh and Mr.  Sheikh's  wife as  Trustees  of the Sheikh
         Revocable Trust.

(9)      Includes  650,000 shares subject to a repurchase  right of the Company,  at the issuance price,  which lapses in equal monthly increments over a period of three years, beginning December 1998.

(10)     Includes 50,208 shares issuable upon currently exercisable options held by Mr. Craven.

(11)     Represents 69,999 shares issuable upon currently exercisable options held by Mr. Petersen.

(12)     Includes 39,248 shares issuable upon currently exercisable options held by Mr. Rogers.

(13)     Messrs. McCauley and Ludwig joined the Company in December, 1998.

                                                      14

(14)     Includes 54,912 shares issuable upon currently  exercisable  options held by Mr. Allan.  Also includes
         12,456 shares owned  indirectly by Mr. Allan as the  beneficiary of the Allan  Advisors,  Inc.  Profit
         Sharing Plan FBO Lionel M. Allan. Also includes 100,000 shares which are subject to a repurchase right of the Company,  at the issuance price, which lapses with respect to one-third of the shares after one year and then with respect to the  remaining  shares in equal  monthly  increments  over the two years thereafter, beginning in December 1998.

(15)     Represents  shares issuable upon currently  exercisable  options held by Mr.  Fanella,  5,000 of which shares are currently subject to a repurchase right of the Company.

(16)     Includes 10,000 shares issuable upon currently  exercisable  options held by Mr. Lahar, 7,500 of which shares are currently subject to a repurchase right of the Company.  Also includes 100,000 shares which are subject to a repurchase right of the Company,  at the issuance price, which lapses with respect to one-third of the shares after one year and then with respect to the remaining  shares in equal monthly increments over the two years thereafter, beginning in December, 1998.

(17)     Includes 10,000 shares issuable upon currently exercisable options held by Mr. Matalene,  all of which shares are currently  subject to a repurchase right of the Company.  Also includes the shares issuable upon conversion of the  Convertible  Notes in the aggregate  principal  amount of $100,000 held by Mr.
         Matalene.  The  Convertible  Notes  convert into that number of shares as  calculated  by dividing the outstanding  principal  amount of such Convertible  Notes by a conversion  price of $1.30,  subject to adjustment.  As of May 31, 1999,  the $100,000  Convertible  Note held by Mr.  Matalene  converts into
         76,923 shares.

(18)     Includes 359,153 shares issuable upon currently exercisable options.  See Footnotes above.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On December 4, 1998, the Company entered into an agreement with Phillip Bennett, as an inducement to Mr. Bennett to join the Company as Executive Vice President, Technology and Engineering, which provided for the sale by the Company to Mr. Bennett of 750,000 shares of Common Stock. Of such shares, 100,000 shares were sold at $0.50 per share for cash, 300,000 shares were sold at $0.50 per share in consideration of the delivery by Mr. Bennett of a non-recourse promissory note, and 350,000 shares were sold at $1.00 per share in consideration of the delivery by Mr. Bennett of a non-recourse promissory note. The 650,000 shares issued in consideration of the delivery of the promissory note are subject to a repurchase right of the Company, at the issuance price, which lapses in equal monthly increments over a period of three years.

         On December 7, 1998, the Company entered into agreements with each of Messrs. Allan and Lahar, directors of the Company, pursuant to which the Company issued 100,000 shares of Common Stock to each of them. The shares were issued at a price of $0.65 per share. In consideration of his shares, Mr. Allan delivered a non-recourse promissory note in the amount of $65,000. In exchange for his shares, Mr. Lahar has delivered a recourse promissory note, as amended, due
September 1, 1999 in the amount of $65,000. The shares issued are subject to a repurchase right of the Company, at the issuance price, which lapses with respect to one-third of the shares after one year and then with respect to the remaining shares in equal monthly increments over the two years thereafter. The Company approved the sale of such shares to Messrs. Allan and Lahar primarily in recognition of their significant efforts related to the acquisition by the Company of substantially all of the assets of Scitex Digital Video, Inc. ("Scitex") which was consummated on December 10, 1998.

         On December 10, 1998, the Company sold and issued 2,500,000 shares of unregistered Common Stock, at a price of $0.60 per share, to Michael Luckwell, a major stockholder of the Company, in a private placement. The purpose of the sale of shares to Mr. Luckwell was to provide the Company with additional capital in connection with the purchase by the Company of substantially all of the assets of Scitex. The Company purchased the assets of Scitex concurrently with the sale of the shares to Mr. Luckwell. In connection with such transaction, the Company granted Mr. Luckwell the right to be nominated to the Board of Directors of the Company so long as he holds more than 15% of the outstanding shares of Common Stock of the Company, and the Company agreed to use its best efforts to take all required steps to effect the nomination, including any required amendment of the Company's charter documents. The Company also granted to Mr. Luckwell certain demand and piggyback registration rights with respect to all of the shares of Common Stock held by Mr. Luckwell. In addition, Mr. Luckwell agreed that, for so long as Junaid Sheikh is the Chief Executive Officer of the Company, he would not, directly or indirectly, acquire beneficial ownership of any additional stock of the Company. Mr. Luckwell also agreed that he would not initiate, commence or propose any proxy contest or other solicitation to vote or seek to influence any other person with respect to the voting of any stock of the Company with respect to the election or removal of the Board of Directors, nor become a member of a "group" within the meaning of Section 13 of the Securities Exchange Act of 1934, as amended. The Company and Mr. Luckwell additionally agreed upon certain restrictions on transfers of the Company's stock held by Mr. Luckwell. Prior to the sale of shares to Mr. Luckwell, the Company amended its Preferred Shares Rights Agreement, dated as of September 13, 1996, to permit Mr. Luckwell to acquire up to 3,425,000 shares of Common Stock (as adjusted for any stock splits, stock dividends, recapitalizations or the like). Subsequently, on May 4, 1999, the Company again amended its Preferred Shares Rights Agreement to permit Mr. Luckwell to acquire up to 3,437,000 shares of Common Stock (as adjusted for any stock splits, stock dividends, recapitalizations or the like), in order to allow for Mr. Luckwell to be granted and to exercise options for non-employee directors.

         In connection with the acquisition of substantially all of the assets of Scitex, the Company retained EOS Capital, Inc. to provide investment banking, capital raising and financial consulting services, including seeking necessary debt financing, obtaining a commitment from a lender and negotiating the financial and other terms of the financing, as well as financial analysis concerning the acquisition. Mr. Lahar, a director of the Company, is a managing director and the sole equity owner of EOS Capital. Upon consummation of the acquisition of the assets of Scitex, EOS Capital earned a $300,000 payment from the Company for its services. Such amount was negotiated on an arm's length basis and the Company believes that such amount and the terms of the agreement with EOS Capital are at least as favorable as the Company could have obtained from third parties.

         In connection with the issuance of the Convertible Notes in the aggregate principal amount of $3,500,000, the Company retained EOS Capital, Inc. to provide further financial consulting services. Upon consummation of the issuance of the Notes, EOS Capital earned a $87,500 consulting fee to be paid by the Company for its services. Upon the consummation of the issuance, Mr. Matalene also earned a $87,500 consulting fee to be paid by the Company for his financial consulting services. Mr. Matalene, who became a director of the Company upon the issuance of the Notes, is a director and stockholder of American Bankers. Both such financial consulting fees were negotiated on an arm's length basis, and the Company believes that such amount and the terms of the agreement with EOS Capital and Mr. Matalene are at least as favorable as the Company could have obtained from third parties.

         Each of El Dorado Ventures, Michael Luckwell and American Bankers are entitled to certain registration rights with respect to the Company's Common Stock owned by such stockholder. See "Common Stock Ownership of Certain Beneficial Owners and Management." The Company's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by the Delaware General Corporation Law. The Company's Bylaws also provide that the Company shall indemnify its directors, officers, employees and agents in such circumstances. In addition, the Company has entered into indemnification agreements with its officers and directors.

         The Company has retained Lionel Allan, a director of the Company, as a consultant for legal and other business related matters. These services are in addition to his services as a director of the Company. The Company pays Mr. Allan $4,000 per month for such consulting services. Such amount was negotiated on an arm's length basis and the Company believes that such amount and the terms of the agreement with Mr. Allan are at least as favorable as the Company could have obtained from third parties.

          ------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROPOSAL NO. 2

                  PROPOSED AMENDMENT TO RESTATED CERTIFICATE OF
                  INCORPORATION TO INCREASE AUTHORIZED CAPITAL

          ------------------------------------------------------------


         The Board of Directors has unanimously approved, and recommends to the stockholders that they adopt, an amendment to Article IV of the Amended and Restated Certificate of Incorporation that would increase the number of authorized shares of Common Stock from 20,233,497 shares to 40,000,000 and the number of total authorized shares of capital stock from 22,233,497 to 42,000,000.

         Of the 20,233,497 currently authorized shares of Common Stock, an aggregate of approximately 16,482,271 are issued and outstanding, held in treasury or reserved for issuance. As of May 20, 1999, 10,123,247 shares were issued and outstanding; 4,000 shares were held in treasury and 6,355,024 shares were reserved for issuance under the Company's stock option, stock issuance and stock purchase plans, upon the conversion of issued and outstanding convertible securities or upon the exercise of issued and outstanding warrants.

         The additional shares of Common Stock for which authorization is sought would be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock currently outstanding. No holder of Common Stock has any preemptive rights. The Company has no plans for the issuance of any shares of Common Stock at the present time.

         The full text of the proposed amendment to the Certificate of Incorporation to increase the number of authorized shares is set forth below, and stockholders are urged to read it.

Purposes and Effects of the Proposed Increase in the Number of Authorized Shares of Common Stock

         The Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock would benefit the Company and its stockholders by giving the Company needed flexibility in its corporate planning and in responding to developments in the Company's business, including possible acquisition transactions, stock splits, stock dividends and other general corporate purposes. Having such authorized shares available for issuance in the future would give the Company greater flexibility and allow shares of its Common Stock to be issued without the expense of a special stockholders' meeting or waiting until the next annual meeting.

         In December 1998, the Company acquired the assets of another company as part of its strategy to broaden and strengthen its product lines, geographic markets and distribution channels. As part of the consideration for such acquisition, the Company issued warrants to acquire 1,000,000 shares of Common Stock. The Company also raised $1,500,000 in cash for the transaction through a private placement of its Common Stock. Subsequently, in March 1999, the Company raised approximately $3,500,000 through the issuance of convertible subordinated notes that may be converted into Common Stock. Future acquisitions and financings may involve the payment and issuance of Common Stock or securities convertible or exchangeable into Common Stock. The Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock is desirable to maintain the Company's flexibility in choosing how to pay consideration in acquisitions, raise capital and create benefit plans.

         Unless otherwise required by applicable law or regulation, the shares of Common Stock proposed to be authorized will be issuable without further stockholder action and on such terms and for such consideration as may be determined by the Board of Directors.

         The Board of Directors could use the additional shares of Common Stock to discourage an attempt to change control of the Company, even though a change in control might be perceived as desirable by some stockholders, by selling a substantial number of shares of Common Stock to persons who have an arrangement with the Company concerning the voting of such shares, or by distributing Common Stock or rights to receive such stock to the stockholders. The Board of Directors, however, has no present intention of issuing any shares of Common Stock or rights to acquire Common Stock for such purposes, and there are no arrangements with any person for the purchase of shares of Common Stock in the event of an attempted change of control.

Text of Proposed Amendments to Certificate of Incorporation

                                   "ARTICLE IV

         This Corporation is authorized to issue two classes of stock to be designated common stock ("Common Stock") and preferred stock ("Preferred Stock"). The total number of shares which the Corporation is authorized to issue is Forty Two Million (42,000,000) shares. The number of shares of Common Stock authorized to be issued is Forty Million (40,000,000), par value $0.001 per share, and the number of shares of Preferred Stock authorized to be issued is Two Million (2,000,000), par value $0.001 per share.

         The Preferred Stock may be issued from time to time in one or more series, without further stockholder approval. The Board of Directors is hereby authorized, the resolution or resolutions adopted by the Board of Directors providing for the issuance of any wholly unissued series of Preferred Stock, within the limitations and restrictions stated in this Amended and Restated Certificate of Incorporation to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them, and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series."

Vote Required and Board of Directors' Recommendation

         The affirmative vote of the majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting will be required to adopt the proposed amendment of Article IV of the Certificate of Incorporation. The Board of Directors unanimously recommends a vote IN FAVOR OF the adoption of the proposed amendment of Article IV of the Certificate of Incorporation. The Board of Directors believes that the Company and its stockholders will benefit from the increase in the number of authorized shares of Common Stock.

                             ANTI-TAKEOVER PROPOSALS

         Proposals No. 3 and 4 in this Proxy Statement are proposals to amend the Company's Certificate of Incorporation and Bylaws, which amendments, as discussed below, may have certain anti-takeover effects. The following section discusses the general consequences of these proposals to stockholders of the Company and the existing anti-takeover devices that have already been implemented by the Board of Directors, and should be read in conjunction with the individual discussions with respect to Proposals 3 and 4.

The Anti-Takeover Proposals

         The Board of Directors has evaluated the potential vulnerability of the Company and its stockholders to the threat of unfair or coercive takeover tactics and has considered the range of possible responses to any such threat. Although the Board of Directors is not currently aware of any such threat, it has unanimously approved the amendments to the Certificate of Incorporation and Bylaws described in Proposal No. 3 (Classified Board Provisions) and Proposal No. 4 (election to be covered by business combination statute). Proposals No. 3 and 4 are intended to reduce the Company's vulnerability to unsolicited or hostile attempts to obtain control of the Company and to increase the likelihood that stockholders will receive a fair price for their shares in transactions relating to such attempts. Proposals No. 3 and 4 are not being proposed in response to any present attempt, known to the Board of Directors, to acquire control of the Company, to obtain representation on the Company's Board of Directors, or to take significant corporate action. The Company has no current intentions to adopt or propose anti-takeover measures other than Proposals No. 3 and 4.

         Third parties frequently accumulate stock positions in public corporations in order to force a merger or other business combination or to commence a tender or exchange offer or other hostile attempt to acquire control of a company. The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its stockholders because, among other reasons: (a) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (b) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; (c) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the company's stock, without affording all stockholders the opportunity to receive the same economic benefits; and (d) a non-negotiated takeover bid may often deprive the stockholders of an adequate opportunity to evaluate the merits of the proposed transaction.

         By contrast, in a transaction in which a potential acquiror must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of the Company's business, technology and other assets, the possibilities for alternative transactions on more favorable terms, anticipated favorable developments in the Company's business not yet reflected in the stock price, and equality of treatment of all stockholders.

         Proposals No. 3 and 4 are designed to encourage any person who might seek to acquire control of the Company to first consult with the Company's Board of Directors and to negotiate the terms of any tender offer or proposed business combination. The Board of Directors believes that, for the protection of the Company's stockholders, any proposed acquisition of control of the Company, and any proposed business combination in which the Company might be involved, should be thoroughly studied by the Company's Board of Directors to ensure that such transaction would be in the best interests of the Company and its stockholders and that all of the Company's stockholders be treated fairly. In sum, the Board of Directors believes that Proposals No. 3 and 4 are prudent and in the best interests of the Company and its stockholders and should be adopted for their protection.

         Despite the belief of the Board of Directors as to the benefits to stockholders of Proposals No. 3 and 4, the proposals, if adopted, may be disadvantageous to the extent that they have the effect of discouraging a future takeover attempt that is not approved by the Board of Directors, but which a majority of the stockholders may deem to be in their best interests or in which stockholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of Proposals No. 3 and 4, stockholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. Proposals No. 3 and 4, if adopted, could also delay or frustrate the assumption of control by a holder of a large block of the Company's shares or a change in the composition of the incumbent Board of Directors, even if many stockholders considered such actions to be beneficial. Furthermore, the adoption of Proposals No. 3 and 4 will not ensure or guarantee that stockholders will receive a price for their shares in connection with an acquisition of control of the Company that reflects the value of such shares, or that the price received will be fair or equitable, although in the opinion of the Board of Directors the likelihood that the price will reflect such value and be fair and equitable will be increased by the adoption of Proposals No. 3 and 4.

Existing Anti-Takeover Devices

         In addition to Proposals No. 3 and 4, the Certificate of Incorporation and the Bylaws currently have provisions that could have the effect of making it more difficult for a third party to acquire, or discouraging a third party from attempting to acquire, control of the Company, even if such transaction or occurrence may be favorable to the interests of some or all of the Company's stockholders.

         The Certificate of Incorporation currently authorizes the Board of Directors to issue 2,000,000 shares of Preferred Stock having such rights, preferences and privileges as designated from time to time by the Board of Directors without stockholder approval. Under certain circumstances, the Company could use the Preferred Stock or currently authorized but unissued shares of Common Stock to create voting impediments or to frustrate persons seeking to affect a takeover or otherwise gain control of the Company or to dilute the public ownership of the Company, and thereby protect the continuity of the Company's management. Currently, there are no shares of Preferred Stock issued and outstanding. In September 1996, the Company designated 60,000 shares of Preferred Stock as Series A Participating Preferred Stock relating to the
Preferred Shares Rights Agreement, dated as of September 13, 1996, by and between the Company and U.S. Stock Transfer Corporation (the "Rights Agreement").

         The Rights Agreement involves distributions of one "Right" for each share of Common Stock outstanding as of the close of business on September 24, 1996, and for each share of Common Stock issued thereafter. Under the Rights Agreement, among other provisions, if a person or group (other than as discussed below) acquires 15% or more of the Company's outstanding Common Stock or commences a tender offer or exchange offer for 15% or more of the outstanding Common Stock, each Right not owned by the acquiror or its affiliates will entitle its holder to pay the Company $20 and receive newly issued shares of Common Stock worth $40. This ability of stockholders other than the acquiror to purchase additional shares at a 50% discount from market, among other provisions in the Rights Agreement, would cause an unapproved takeover to be much more expensive to an acquiror, resulting in a strong incentive to negotiate with the Board of Directors to redeem the Rights or approve the transaction instead of pursuing a hostile strategy. The Rights are not exercisable in the event of a permitted offer that means certain defined criteria and may be redeemed by the Company at $0.01 per Right within 10 days (or such later date as may be determined by a majority of continuing directors) after the accumulation of 15% or more of the Company's outstanding Common Stock by a single acquiror or group. In connection with certain acquisitions of Common Stock by Michael Luckwell in private placements, the Company has amended the Rights Agreement to exempt from the provisions of the Rights Plan acquisitions by Mr. Luckwell and his affiliates of up to 3,437,000 shares of Common Stock, and in connection with certain acquisitions of convertible promissory notes by American Bankers Insurance Group, Inc. in a private placement, the Company has amended the Rights Agreement to exempt from the provisions of the Rights Plan acquisitions by American Bankers Insurance Group, Inc. and its affiliates of up to 2,307,692 shares of Common Stock.

         In addition, in May 1999, the Board of Directors unanimously voted to adopt two anti-takeover provisions in the Company's Bylaws. Consequently, the Company's Bylaws were amended to (a) eliminate the ability of stockholders to call a special meeting of stockholders; and (b) require stockholders to give written notice of any proposal or the nomination of a director to the Secretary of the Company not less than 90 days nor more than 120 days prior to the prior year's Annual Meeting of Stockholders; provided, however, that in the event that the date of the Annual Meeting of Stockholders is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be received not less than 90 days nor more than 120 days prior to the Annual Meeting of Stockholders (or not less than ten days after the first public announcement of the date of the meeting, if later). These provisions may have the effect of delaying or precluding a nomination for the election of directors or of delaying or precluding any other business of a particular meeting if the proper procedures are not met. The provisions may also discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempt to obtain control of the Company.

         In addition, the Company's Certificate of Incorporation and Bylaws both prohibit the stockholders of the Company from taking action by written consent. These provisions may also discourage or deter a third party from attempting to obtain control of the Company because they would delay the third party from taking any actions with respect to a stockholder vote until a duly called and noticed meeting is held.

          ------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROPOSAL NO. 3

               AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF
                 INCORPORATION AND AMENDED AND RESTATED BYLAWS -
                           CLASSIFIED BOARD PROVISIONS

          ------------------------------------------------------------


         The Board of Directors has voted unanimously (a) to authorize the adoption of the Classified Board Provisions in the Company's Certificate of Incorporation to (i) implement a classified board of directors divided into three classes of directors, with the term of office of one of the three classes of directors expiring each year and with each class being elected for a three-year term, (ii) provide that only the Board of Directors, and not the stockholders, may set by resolution the number of directors within the specified range of five (5) to nine (9), (iii) provide that only the Board of Directors may fill vacancies on the Board (unless no Board members remain) and that any director appointed to fill a vacancy on the Board of Directors will serve for the remainder of the full term of the class in which the vacancy occurred, and
(iv) require a vote of 66 2/3% of the Company's stockholders to amend or repeal the foregoing Classified Board Provisions; (b) to amend the Company's Amended and Restated Bylaws to conform with the Classified Board Provisions in the Company's Certificate of Incorporation; and (c) to recommend such proposed amendments to the stockholders for adoption. The text of these proposed amendments is set forth below.

         The Bylaws and the Certificate of Incorporation currently provide that the Board of Directors or the stockholders may set the exact number of directors from time to time by bylaw amendment or resolution. Currently, the Board of Directors has set the number of directors at six (6), and all directors are elected to the Company's Board of Directors for a term of one year and vacancies on the Board may be filled by the Board or the stockholders.

         The proposed amendment, which would replace the existing Article VI of the Company's Certificate of Incorporation, would add a provision that divides the Board of Directors into three classes: Class 1, Class 2 and Class 3. Initially, members of all three classes will be elected at the Annual Meeting. Directors then elected to Class 1 would serve until the Annual Meeting of Stockholders to be held in 2000, and until their respective successors are elected and qualified. Directors initially elected to Class 2 and Class 3 would serve until the Annual Meeting of Stockholders to be held in 2001 and 2002, respectively, and until their respective successors are elected and qualified. Commencing with the election of directors to Class 1 in 2000, each class of directors elected at an Annual Meeting of Stockholders would be elected to three-year terms. Under Delaware law, where a company's certificate of incorporation calls for a classified board of directors, the stockholders of the company may only remove a director from the board for cause unless the company's certificate of incorporation provides otherwise. The Company's Certificate of Incorporation does not specifically provide for removal of a director without cause, and thus, an effect of the proposed amendment would be to eliminate the stockholders' ability to remove a director without cause.

         The proposed amendment to the Certificate of Incorporation would also eliminate the stockholders' ability to fix the number of directors from time to time by resolution, leaving the Board of Directors with sole authority to fix the number of directors from time to time within the specified range of five (5) to nine (9).

         The proposed amendment would also provide that vacancies due to resignation, death, increases in the number of directors, or any other cause would be filled only by the Board of Directors (unless there are no directors, in which case vacancies would be filled by the stockholders), keeping each class of directors as nearly equal in number as possible. In addition, any new director appointed to fill a vacancy on the Board of Directors will serve for the remainder of the full term of the class in which the vacancy occurred, rather than until the next annual meeting. These provisions relating to the removal of directors and the filling of vacancies will preclude a third party from removing incumbent directors without cause, and simultaneously gaining control of the Board of Directors by filling the vacancies created by removal with its own nominees.

         The Classified Board Provisions include an amendment to current Article XII to the Certificate of Incorporation, to add a provision that requires the vote of holders of 66 2/3% or more of the Company's Common Stock to amend, repeal or modify the foregoing amendments or the Corporate Power Article of the Restated Certificate of Incorporation. Delaware law provides that the certificate of incorporation of a Company may be amended by the vote of a majority of the shares of common stock then outstanding and entitled to vote, unless the relevant provision of the company's certificate of incorporation requires the vote of a greater number or proportion than a majority, in which case any such provision many not be amended, modified or repealed except by such greater vote. The supermajority vote provision in Proposal No. 3 will make it more difficult for the stockholders, following the Annual Meeting, to modify or eliminate the new Article VI, including without limitation the provisions therein that classify the Board, that govern the filling of vacancies on the Board, and that specify that the number of directors of the Company may be determined by the Board within the specified range of five (5) to nine (9). This will enhance the Company's ability to maintain the stability of the Board of
Directors, but may have the effect of further discouraging potentially unfriendly bids for the shares of the Company.

         Proposal No. 3 also calls for stockholder approval of conforming amendments to be made to the Company's Bylaws to eliminate the stockholders' ability, currently set forth therein, to fix the number of directors by resolution and to set forth the contents of new Article VI in the Bylaws.

         The Board of Directors believes that the adoption of the Classified Board Provisions is in the best interests of the Company and its stockholders. The Classified Board Provisions will help lend continuity and stability to the management of the Company and will assure continuity and stability in the Board's leadership and policies. At any given time, approximately two-thirds of the members of the Board of Directors will have had prior experience as directors of the Company. The Board believes that this will facilitate long-range planning, strategy and policy because it will enhance the likelihood of continuity and stability in the composition of the Board of Directors and its policies. The Board of Directors believes that this will permit the Board of Directors to more effectively represent the interests of all stockholders. The Company is not aware of any prior problems with respect to director continuity.

         A classified Board of Directors will serve as an obstacle to any attempts to obtain control of the Company through the acquisition of a significant minority position and the election of a new slate of directors. At a minimum, two successive annual meetings of stockholders, as opposed to one, will normally be required in order to elect a majority of the Board, unless there is cause and sufficient voting strength to remove a particular director or directors. As a result, instituting a classified Board of Directors may deter certain mergers, tender offers, proxy contests or other future attempts to acquire control of the Company that some or a majority of stockholders may deem to be in their best interests or the Company's best interests. As a result of the classification's possible effect of discouraging some takeover bids or block purchases of stock by potential acquirors, stockholders may be deprived of opportunities to sell some or all of their shares in a tender offer which might involve a purchase price higher than the then-current market price or a bidding contest between competing bidders. Moreover, to the extent classification discourages open market purchases of the Company's stock, stockholders may be deprived of temporary increases in the market price of the Company's stock. Classification will also make it more difficult for stockholders to change the Company's Board of Directors at a time when the stockholders consider it desirable to do so. Consequently, the proposed amendment will tend to perpetuate current management. See "The Anti-Takeover Proposals."

         The Board of Directors believes that the Classified Board Provisions will provide the Board of Directors with the opportunity to negotiate with potential acquirors to obtain a fair price for stockholders in any change-of-control transaction, and more time to evaluate any takeover or control proposal and thus enable it to better protect the interests of the Company and the remaining stockholders in the event someone obtains voting control of a majority of the Company's stock. Classification is recommended for this reason and because the Board believes that it will enhance the quality and stability of the Board of Directors. The Classified Board Provisions are not being proposed in order to prevent an unsolicited takeover attempt, and the Board of Directors is not aware of any present attempt by any person to acquire control of the Company, obtain representation on the Board of Directors or take any significant action that would affect the governance of the Company. The Classified Board Provisions are permitted under Delaware law.

         The Board of Directors has considered the advantages and possible disadvantages of this proposal and has unanimously determined that the adoption of this proposal is in the best interests of the Company and its stockholders.

         The information concerning the current nominees for election as directors at the Annual Meeting and the classes to which they would be elected if this Proposal No. 3 is approved is set forth above under the caption "Proposal No. 1 - Election of Directors." If the proposal to adopt a classified board is not approved and implemented, all directors elected at the Annual Meeting will serve for a one-year term and until their successors are duly elected and qualified.

Text of Proposed Amendments to Certificate of Incorporation

                                   "ARTICLE VI

         The total number of directors of the Corporation shall be not less than five (5) nor more than nine (9), with the actual total number of directors set from time to time exclusively by resolution of the Board of Directors. The Board of Directors shall initially consist of six members until changed by such a resolution. There shall be three classes of directors (each, a "Class"), known as Class 1, Class 2 and Class 3. The initial Class 1, Class 2 and Class 3 directors shall serve in office as follows: Class 1 shall retire at the first annual meeting of stockholders following the filing of the Corporation's Amended and Restated Certificate of Incorporation (the "Effective Date"), Class 2 shall retire at the second annual meeting of stockholders following the Effective Date, and Class 3 shall retire at the third annual meeting of stockholders following the Effective Date. This annual sequence shall be repeated thereafter. Each director in a Class shall be eligible for re-election if nominated, and such director's seat shall be open for election of a director, at the annual meeting of stockholders of the Corporation at which such Class shall retire, to hold office for three years or until his successor is elected or appointed.

                  Any additional directors elected or appointed shall be elected or appointed to such Class as will ensure that the number of directors in each Class remains as nearly equal as possible, and if all Classes have an equal number of directors or if one Class has one director more than the other two Classes, then any additional directors elected or appointed shall be elected or appointed to the Class that does not have more directors than any other Class and is subject to election at an ensuing annual meeting before any other such Class.

         Vacancies due to resignation, death, increases in the number of directors, or any other cause shall be filled only by the Board of Directors (unless there are no directors, in which case vacancies will be filled by the stockholders) in accordance with the rule that each Class of directors shall be as nearly equal in number of directors as possible. Notwithstanding such rule, in the event of any change in the authorized number of directors each director then continuing to serve as such will nevertheless continue as a director of the Class of which he or she is a member, until the expiration of his or her current term or his earlier death, resignation or removal. If any newly created directorship or vacancy on the Board of Directors, consistent with the rule that the three Classes shall be as nearly equal in number of directors as possible, may be allocated to one or two or more Classes, then the Board of Directors shall allocate it to that of the available Classes whose term of office is due to expire at the earliest date following such allocation. When the Board of Directors fills a vacancy, the director chosen to fill that vacancy shall be of the same Class as the director he or she succeeds and shall hold office until such director's successor shall have been elected and qualified or until such director shall resign or shall have been removed. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office."

                                  "ARTICLE XII

         The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation; provided, however, that any amendment of Article VI or of this Article XII will require an affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) or more of the total voting power of all outstanding shares of voting stock of the Corporation."

Text of Proposed Conforming Amendment to Amended and Restated Bylaws

                                  "ARTICLE III

                                    DIRECTORS

                  Section 1. Unless otherwise provided in the corporation's certificate of incorporation, the total number of directors of the corporation shall be not less than five (5) nor more than nine (9), with the actual total number of directors set from time to time exclusively by resolution of the board of directors. The board of directors shall consist of six members until changed by such a resolution. There shall be three classes of directors (each, a "Class"), known as Class 1, Class 2 and Class 3. The initial Class 1, Class 2 and Class 3 directors shall serve in office as follows: Class 1 shall retire at the first annual meeting of stockholders following the filing of the Amendment to the corporation's Amended and Restated
         Certificate of Incorporation (the "Effective Date"), Class 2 shall retire at the second annual meeting of stockholders following the Effective Date, and Class 3 shall retire at the third annual meeting of stockholders following the Effective Date. This annual sequence shall be repeated thereafter. Each director in a Class shall be eligible for re-election if nominated, and such director's seat shall be open for election of a director, at the annual meeting of stockholders of the corporation at which such Class shall retire, to hold office for three years or until his successor is elected or appointed.

         Any additional directors elected or appointed shall be elected or appointed to such Class as will ensure that the number of directors in each Class remains as nearly equal as possible, and if all Classes have an equal number of directors or if one Class has one director more than the other two Classes, then any additional directors elected or appointed shall be elected or appointed to the Class that does not have more directors than any other Class and is subject to election at an ensuing annual meeting before any other such Class.

                  Section 2. Vacancies due to resignation, death, increases in the number of directors, or any other cause shall be filled only by the board of directors (unless there are no directors, in which case vacancies will be filled by the stockholders) in accordance with the rule that each Class of directors shall be as nearly equal in number of directors as possible. Notwithstanding such rule, in the event of any change in the authorized number of directors each director then continuing to serve as such will nevertheless continue as a director of the Class of which he or she is a member, until the expiration of his or her current term or his earlier death, resignation or removal. If any newly created directorship or vacancy on the board of directors, consistent with the rule that the three Classes shall be as nearly equal in number of directors as possible, may be allocated to one or two or more Classes, then the board of directors shall allocate it to that of the available Classes whose term of office is due to expire at the earliest date following such allocation. When the board of directors fills a vacancy, the director chosen to fill that vacancy shall be of the same Class as the director he or she succeeds and shall hold office until such director's successor shall have been elected and qualified or until such director shall resign or shall have been removed. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director's term of office.

                  Section 3. The business of the corporation shall be managed by or under the direction of its board of directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done by the stockholders."

Vote Required and Board of Directors' Recommendation

         The affirmative vote of a majority of the shares outstanding and entitled to vote at the Annual Meeting, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and entitled to vote, is required to approve Proposal 3. The Board of Directors unanimously recommends that stockholders vote FOR Proposal 3.

          ------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROPOSAL NO. 4

                    AMENDMENT OF THE COMPANY'S CERTIFICATE OF
                    INCORPORATION TO ELECT TO BE GOVERNED BY
                    THE DELAWARE BUSINESS COMBINATION STATUTE

          ------------------------------------------------------------


         The Board of Directors has voted unanimously to amend the Company's Certificate of Incorporation to provide specifically that the Company elects to be governed by the provisions of the Delaware business combination statute provisions set forth in Section 203 of the Delaware General Corporation Law (the "DGCL"). The text of Section 203 of the DGCL is set forth in Appendix A hereto.

         The provisions of Section 203 of the DGCL are applicable generally to public companies incorporated in Delaware which are listed on a national securities exchange, authorized for quotation on The Nasdaq Stock Market or held of record by more than 2,000 stockholders, unless a Company elects specifically in its certificate of incorporation not to be subject to Section 203. However,
Section 203 is not automatically applicable to other companies, including public companies traded on the Over-The-Counter market with less then 2,000 stockholders, like the Company. Any company that is not automatically covered by the terms of Section 203 may elect, by including a provision in its certificate of incorporation, to be governed by Section 203. Accordingly, the Company is proposing the amendment to its Certificate of Incorporation described in this proposal to add a new Article XIII specifically electing to be governed by
Section 203.

Summary of Section 203 of the Delaware General Corporation Law

         Under Section 203 of the DGCL, a Delaware corporation is prohibited from engaging in a "business combination" with an "interested shareholder" for three years following the time that such person or entity becomes an interested shareholder. With certain exceptions, an "interested shareholder" is a person or entity who or which owns, individually or with other persons or entities, fifteen percent (15%) or more of the corporation's outstanding Voting Stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only) (for purposes hereof, "Voting Stock" means all outstanding shares of capital stock of a corporation entitled to vote in the election of the board of directors of the corporation, and each reference to a percentage or portion of shares of Voting Stock shall refer to such percentage or portion of the votes entitled to be cast by such shares). Section 203 defines "business combination" to include: (i) any merger or consolidation involving the corporation and the interested stockholder; (ii) any sale, transfer, pledge or other disposition involving the interested stockholder or 10% or more of the assets of the corporation; (iii) subject to certain exceptions, any transaction which results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder; (iv) any transaction involving the corporation which has the effect of increasing the proportionate share of stock of any class or series of the corporation beneficially owned by the interested stockholder; or (v) the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

         The three-year moratorium imposed on business combinations by Section 203 does not apply if (i) prior to the time on which such shareholder becomes an interested shareholder the board of directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested shareholder; (ii) upon consummation of the transaction that made him or her an interested shareholder, the interested shareholder owns at least eighty-five percent (85%) of the corporation's Voting Stock outstanding at the time the transaction commenced (excluding for purposes of determining the number of shares outstanding, shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans in which employee participants do not have the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the time such person or entity becomes an interested shareholder, the board of directors approves the business combination and it is also approved at a shareholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding Voting Stock not owned by the interested shareholder.

Advantages and Disadvantages of Proposal No. 4

         The Board of Directors believes that the amendment of the Certificate of Incorporation to elect to be governed by the provisions of Section 203 is in the best interests of the Company and its stockholders. The proposal is designed to encourage any person who might seek to acquire control of the Company to first consult with the Company's Board of Directors and to negotiate the terms of any tender offer or proposed business combination. The Board of Directors believes that, for the protection of the Company's stockholders, any proposed acquisition of control of the Company, and any proposed business combination in which the Company might be involved, should be thoroughly studied by the Company's Board of Directors to ensure that such transaction would be in the best interests of the Company and its stockholders and that all of the Company's stockholders be treated fairly. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for the Company in which all shareholders would not be treated equally. In sum, the Board of Directors believes that this Proposal No. 4 is prudent and in the best interests of the Company and its stockholders and should be adopted for their protection.

         Despite the belief of the Board of Directors as to the benefits to stockholders of this proposal, if adopted, if may be disadvantageous to the extent that they have the effect of discouraging a future takeover attempt that is not approved by the Board of Directors, but which a majority of the stockholders may deem to be in their best interests or in which stockholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of this Proposal No. 4, stockholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. Proposal No. 4, if adopted, could also delay or frustrate the assumption of control by a holder of a large block of the Company's shares, even if many stockholders considered such action to be beneficial. Furthermore, the adoption of Proposal No. 4 will not ensure or guarantee that stockholders will receive a price for their shares in connection with an acquisition of control of the Company that reflects the value of such shares, or that the price received will be fair or equitable.
Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions.

         The Rights Agreement that the Company currently has in place contains provisions that are similar to the provisions of Section 203. Therefore, most of the various advantages and disadvantages of this proposal described above will still be in place because of the Rights Plan whether or not this Proposal No. 4 is approved.

         See, also, the section entitled "The Anti-Takeover Proposals," above

         This Proposal No. 4 is not being proposed in order to prevent an unsolicited takeover attempt, and the Board of Directors is not aware of any present attempt by any person to acquire control of the Company, obtain representation on the Board of Directors or take any significant action that would affect the governance of the Company.

         The Board of Directors has considered the advantages and possible disadvantages of this proposal and has unanimously determined that the adoption of this proposal is in the best interests of the Company and its stockholders.

Text of Proposed Amendments to Certificate of Incorporation

                                  "ARTICLE XIII

         This corporation elects to be governed by Section 203 of the Delaware General Corporation Law."

Vote Required and Board of Directors' Recommendation

         The affirmative vote of a majority of the shares outstanding and entitled to vote at the Annual Meeting, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and entitled to vote, is required to approve Proposal 4. The Board of Directors unanimously recommends that stockholders vote FOR Proposal 4.

          ------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROPOSAL NO. 5

                       AMENDMENT TO THE 1995 STOCK OPTION/
                               STOCK ISSUANCE PLAN

          ------------------------------------------------------------

         The Board of Directors has unanimously approved and adopted certain amendments to the Company's 1995 Stock Option/Stock Issuance Plan (the "1995 Plan"), subject to stockholder approval. The Board unanimously recommends to the stockholders of the Company that they approve and adopt such amendments. The amendments affect only the Automatic Option Grant Program under the 1995 Plan, pursuant to which non-employee directors are granted options to acquire shares of the Company's common stock. A copy of the proposed Amendment to the 1995 Plan is attached to this Proxy Statement as Appendix B. The proposed amendments are summarized as follows:

         1. Each option granted under the Automatic Option Grant Program on or after July 20, 1999 will be immediately vested and exercisable and not subject to any repurchase right of the Company. Prior to the amendment, each share issued pursuant to an option granted to non-employee directors when they first become a director has been subject to a repurchase right of the Company, at the exercise price, which repurchase right lapses with respect to 25% of the shares issuable pursuant to such option each year beginning one year after the date of grant of the option. The shares granted under options granted to the non-employee directors on an annual basis pursuant to the Automatic Option Grant Program were subject to a repurchase right which lapsed one year after the date of grant.

         2. The provisions of each outstanding option granted before July 20, 1999 will be automatically amended to accelerate such option effective July 20, 1999 so that such option becomes fully vested and exercisable and no longer subject to any repurchase right of the Company.

         3. The number of shares of Common Stock issuable upon exercise of the options to be granted to non-employee directors on an annual basis will be increased from 2,500 shares to 5,000 shares, beginning with the grants to be made at the annual meeting of stockholders described in this Proxy Statement.

Reasons for the Amendment

         There are two primary reasons that the Board of Directors adopted these amendments and are recommending that the stockholders approve them. First, the Board believes that by making the options granted to non-employee directors fully vested and immediately exercisable, without any repurchase right of the Company, and by increasing the number of shares covered by the options granted to non-employee directors, it will enhance the ability of the Company to attract and retain qualified directors. Second, the proposed amendments will reduce the potential impact of the expense charge that the Company will be obligated to incur as a result of expected changes in the accounting treatment for options granted to outside directors. Under the expected changes, which are more fully described under the heading "Accounting Treatment and Expected Accounting Changes" below, the vesting schedule of such options would affect the amount of any expense attributable to the grant of such options. The immediate vesting of such options and the accelerated vesting of previously granted automatic options is intended to address the potential impact of such grants on earnings in the event that the expected accounting changes are put into effect. Although the proposed accounting changes only would apply to options granted after December 15, 1998, by accelerating the vesting of all outstanding options held by non-employee directors, the Company is treating each of such directors equally, regardless of when the options were granted.

         The proposed amendments affect only the Automatic Option Grant Program under the 1995 Plan and do not apply to any other portion of the 1995 Plan.

Summary of 1995 Stock Option/Stock Issuance Plan, as Amended

         The 1995 Plan is the successor equity incentive program to the Company's Restated 1990 Stock Option Plan (the "1990 Plan"). The 1995 Plan was adopted by the Board of Directors on July 25, 1995 and approved by the stockholders on September 14, 1995. The Company initially authorized 2,000,000 shares of Common Stock for issuance under the 1995 Plan, plus an additional number of shares equal to one percent (1%) of the number of shares of Common Stock and Common Stock equivalents outstanding on the first day of 1996, 1997 and 1998. The initial 2,000,000 share reserve was comprised of (i) the shares which remained available for issuance under the 1990 Plan, including the shares subject to outstanding options thereunder, plus (ii) an additional increase of 1,258,036 shares. As of May 20, 1999, there were 185,869 outstanding shares of Common Stock issued pursuant to the 1995 Plan, outstanding options under the 1995 Plan options to purchase 1,515,652 shares of Common Stock, and 494,946 shares available for issuance under the 1995 Plan.

         The  objective  of the 1995 Plan is to  provide  an  incentive  for key
employees,   including   officers  and   directors   who  are   employees,   and
non-employees, including non-employee directors, of the Company or its subsidiaries to remain in the service of the Company by providing them with opportunities to acquire an economic interest in the future success and prosperity of the Company and its subsidiaries.

         The 1995 Plan is divided into three separate components: (i) the Discretionary Option Grant Program under which employees and consultants may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock at an exercise price not less than eighty-five percent (85%) of their fair market value on the grant date, (ii) the Stock Issuance Program under which such persons may, in the Plan Administrator's discretion, be issued shares of Common Stock directly, through the purchase of such shares at a price not less than eighty-five percent (85%) of their fair market value at the time of issuance or as a bonus tied to the performance of services and (iii) the Automatic Option Grant Program under which automatic grants will be made at periodic intervals to eligible non-employee Board members to purchase shares of Common Stock at an exercise price equal to one-hundred percent (100%) of their fair market value on the grant date.

         The Discretionary Option Grant Program and the Stock Issuance Program are administered by the Board of Directors or the Compensation Committee (the appropriate administering party is referred to herein as the "Plan Administrator"). Under those programs, the Plan Administrator has complete discretion to determine which eligible individuals are to receive option grants or stock issuances, the time or times when such option grants or stock issuances are to be made, the number of shares subject to each such grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory stock option under the Federal tax laws, the vesting schedule to be in effect for the option grant or stock issuance and the maximum term for which any granted option is to remain outstanding.

         Each of those programs provides that, in the event the Company is acquired by merger, consolidation or asset sale, the shares of Common Stock purchased subject to a right of repurchase under the 1995 Plan will immediately vest in full, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the acquiring entity, and options will accelerate to the extent not assumed by the acquiring entity. They also allow the Plan Administrator discretion to provide for the acceleration of one or more outstanding options under the 1995 Plan (including options incorporated from the 1990 Plan) and the vesting of shares subject to outstanding options upon the occurrence of certain hostile takeovers. Such accelerated vesting may be conditioned upon the subsequent termination of the affected optionee's service.

         Stock appreciation rights are authorized for issuance under the Discretionary Option Grant Program which provide the holders with the election to surrender their outstanding options for an appreciation distribution from the Company equal to the excess of (i) the fair market value of the vested shares of Common Stock subject to the surrendered option over (ii) the aggregate exercise price payable for such shares. Such appreciation rights distribution may be made in cash or in shares of Common Stock.

         The Plan Administrator has the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program (including options incorporated from the 1990 Plan) in return for the grant of new options for the same or different number of option shares with an exercise price per share based upon the fair market value of the Common Stock on the new grant date.

         Under the Automatic Option Grant Program, when an individual first becomes a non-employee Board member, he or she receives a 10,000-share option grant on the date such individual joins the Board provided such individual has not been in the prior employ of the Company. In addition, at each Annual Stockholders Meeting, each individual who is to continue to serve as a non-employee Board member after the Meeting currently receives an additional option grant to purchase 2,500 shares of Common Stock, whether or not such individual has been in the prior employ of the Company, so long as such individual has served on the Board for more than six months. If Proposal No. 5 is approved, the annual option grant will be increased to an option to purchase 5,000 shares of Common Stock. Currently, each share issued pursuant to an option granted to non-employee directors when they first become a director has been subject to a repurchase right of the Company, at the exercise price, which repurchase right lapses with respect to 25% of the shares issuable pursuant to such option each year beginning one year after the date of grant of the option. The shares granted under options granted to the non-employee directors on an annual basis pursuant to the Automatic Option Grant Program currently are subject to a repurchase right which lapses one year after the date of grant. If Proposal No. 5 is approved, all currently outstanding options granted under the Automatic Option Grant Program and all options to be granted in the future under the Automatic Option Grant Program will be immediately vested and exercisable and not subject to any repurchase right of the Company.

         The Board may amend or modify the 1995 Plan at any time, provided that the terms of the Automatic Option Grant Program may not be amended more than once every six months, other than to the extent necessary to comply with applicable federal tax rules and regulations. Notwithstanding the foregoing, the Board cannot, without the approval of the stockholders, (i) materially increase the maximum number of shares issuable under the 1995 Plan, the number of shares for which options may be granted under the Automatic Option Grant Program or the maximum number of shares for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, except for permissible adjustment in the event of certain changes in the Company's capitalization, (ii) materially modify the eligibility requirements for 1995 Plan participation or (iii) materially increase the benefits accruing to 1995 Plan participants. The 1995 Plan will terminate on July 24, 2005, unless sooner terminated by the Board.

         The following table  summarizes  options granted under the 1995 Plan to the  individuals  specified below in calendar year 1998 and to date in 1999, and options held by the individuals specified below as of May 20, 1999, in each case with the options  issued  pursuant to the Automatic  Option Grant Program listed separately:
                                                                  Options Granted Under the
                                      Options Granted Under         1995 Plan Other than
                                      Automatic Option Grant       Automatic Option Grant        Number of
                                             Program                       Program                Options
                                      ----------------------      -----------------------        Currently
Name and Position                      1998           1999           1998          1999        Outstanding(1)
----------------------------------    ------         -------      ---------       -------      --------------
Junaid Sheikh, President, Chief          0            0           397,286(2)        (3)           397,286
Executive Officer and Chairman
of the Board

Ian Craven, Senior Vice                  0            0            98,125(4)        (3)            98,125
President, Engineering

Harris Rogers, Vice President,           0            0            65,499(5)        (3)            65,499
Marketing

Donald Petersen, Vice President,         0            0           115,833(6)        (3)           117,916
Manufacturing

Lionel M. Allan, Director              2,500        5,000(7)       41,250(8)         0             55,850

Thomas E. Fanella, Director           10,000        5,000(7)          0              0             12,500

David A. Lahar, Director              10,000        5,000(7)          0              0             10,000

Eugene M. Matalene, Jr., Director        0         10,000(9)          0              0             10,000

Michael Luckwell, Director               0         10,000(9)          0              0             10,000

All Executive Officers as a Group        0            0           876,743(10)        0            878,826

All Non-Executive Directors as a      22,500       35,000(11)      41,250(8)         0             98,350
Group

All Non-Executive Officer                0            0           483,429(12)       (3)           469,600
Employees as a Group

                                       29

---------------

(1)  Does not include  options to be issued to  non-employee  directors  pursuant to the Automatic  Option
     Grant Program of the 1995 Plan.

(2)  Includes 87,286 shares subject to options that were repriced in May 1998. See "Executive Compensation and Related Information -- Option Grants" and "-- Ten Year Option/SAR Repricings," above.

(3)  Not determined yet. No options granted to date in 1999.

(4)  Includes 58,125 shares subject to options that were repriced in May 1998. See "Executive Compensation and Related Information -- Option Grants" and "-- Ten Year Option/SAR Repricings," above.

(5)  Includes 25,499 shares subject to options that were repriced in May 1998. See "Executive Compensation and Related Information -- Option Grants" and "-- Ten Year Option/SAR Repricings," above.

(6)  Includes 75,833 shares subject to options that were repriced in May 1998. See "Executive Compensation and Related Information -- Option Grants" and "-- Ten Year Option/SAR Repricings," above.

(7)  Number of options  to be granted if  Proposal  No. 5 is  approved.  Otherwise,  the number of options granted will be 2,500.

(8)  Represents  41,250  shares  subject  to  options  that  were  repriced  in May 1998.  See  "Executive
     Compensation  and Related  Information  -- Option  Grants" and "-- Ten Year  Option/SAR  Repricings,"
     above.

(9)  Options granted upon becoming a member of the Board of Directors.

(10) Includes  246,743  shares  subject  to  options  that  were  repriced  in May  1998.  See  "Executive
     Compensation  and Related  Information  -- Option  Grants" and "-- Ten Year  Option/SAR  Repricings,"
     above.

(11) Number of options  to be granted if  Proposal  No. 5 is  approved.  Otherwise,  the number of options granted will be 27,500.

(12) Includes  222,929  shares  subject  to  options  that  were  repriced  in May  1998.  See  "Executive
     Compensation  and Related  Information  -- Option  Grants" and "-- Ten Year  Option/SAR  Repricings,"
     above.


         On May 20, 1999, the closing sale price of the Company's Common Stock as reported on the Over-the-Counter Bulletin Board was $1.03.

Tax Treatment

         The options granted under the Automatic Option Grant Program are nonstatutory stock options. Under current federal tax law, upon a grant of a nonstatutory stock option under the 1995 Plan, no taxable income is realized by a participant and the Company will not be entitled to any deduction. Upon exercise of a nonstatutory stock option, a participant will realize ordinary taxable income on the date of exercise. Such taxable income will equal the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise. The Company will be entitled to a corresponding deduction for income subject to federal income tax.

         THE FOREGOING SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE IS FOR GENERAL INFORMATIONAL PURPOSES AND MAY NOT BE APPLICABLE TO ALL INDIVIDUALS. PARTICIPANTS SHOULD CONSULT THEIR OWN TAX ADVISORS FOR A DETERMINATION AS TO THE SPECIFIC TAX CONSEQUENCES APPLICABLE TO THEM.

Accounting Treatment and Expected Accounting Changes

         The Company applies Accounting Principles Board Opinion No. 25 -- "Accounting for Stock Issued to Employees" ("APB Opinion 25") and related interpretations in accounting for stock options. Statement of Financial Accounting Standards No. 123 requires companies which use APB Opinion 25 accounting to disclose the impact, if any, that use of a fair value option valuation model would have on net income. If an option is issued to an employee for an exercise price that is less than fair market value of the Company's Common Stock on the date of grant, charges to earnings will be made at the time of the grant of any options to the extent, if any, that the aggregate fair market value of the Common Stock on the date of grant exceeds the exercise price.

         Any expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances to employees with exercise or issue prices not less than the fair market value of the shares on the grant or issue date will not result in any direct charge to the Company's earnings. However, as discussed above, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the fair value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

         The Financial Accounting Standards Board recently issued an Exposure Draft of a proposed interpretation of APB Opinion 25. Under the proposed interpretation, option grants made to non-employee Board members after December 15, 1998 may result in a direct charge to the Company's reported earnings based upon the fair value of the option. The charge to earnings would be equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date.

         Such charge is likely to include the appreciation in the fair value of the option shares over the period between the grant date of the option (or, if later, the effective date of the final amendment) and the vesting date of each installment of the option shares. In addition, if the proposed interpretation is adopted, any options which are repriced after December 15, 1998 may also trigger a direct charge to the Company's reported earnings measured by the appreciation in the value of the underlying shares over the period between the grant date of the option (or, if later, the effective date of the final amendment) and the date the option is exercised for those shares.

         If Proposal No. 5 is approved, then all options granted to non-employee directors under the Automatic Option Grant Program will be immediately vested, thereby allowing for an immediate charge to earnings for the fair value of the option shares on the date of grant. This should reduce the uncertainty for the Company of having to take periodic charges to earnings for the appreciation in the fair value of the option shares vesting over time.

Vote Required and Board of Directors' Recommendation

         The affirmative vote of a majority of the shares outstanding and entitled to vote at the Annual Meeting, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and entitled to vote, is required to approve Proposal No. 5. The Board of Directors unanimously recommends that stockholders vote FOR Proposal No. 5.

          ------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROPOSAL NO. 6

                         RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

          ------------------------------------------------------------


         The firm of Ernst & Young LLP served as independent auditors for the Company for the Company's 1998 fiscal year ended September 30, 1998 and the Transition Period ended December 31, 1998. The Board of Directors has selected that firm to continue in this capacity for the Company's 1999 calendar year. The Company is asking the stockholders to ratify the appointment by the Board of Directors of Ernst & Young LLP, as independent auditors, to audit the consolidated financial statements the Company for the year ending December 31, 1999, and to perform other appropriate services.

         A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to respond to stockholders' questions, and if he or she so desires, will be given an opportunity to make a brief statement.

         The Board of Directors unanimously recommends a vote IN FAVOR OF the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1999. In the event that a majority of the shares voted at the Annual Meeting do not vote for the ratification, the Audit Committee and the Board of Directors will reconsider whether or not to retain that firm. Under all circumstances, the Audit Committee and the Board of Directors retain the corporate authority to change the auditors at a later date.

                                 OTHER BUSINESS

         The Board of Directors is not aware of any other matter which may be presented for action at the Annual Meeting other than the matter set forth in this Proxy Statement. Should any other matter requiring a vote of the stockholders arise, it is intended that the persons named as proxy holders on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment in the interest of the Company. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

                              STOCKHOLDER PROPOSALS

         Under the present rules of the Securities and Exchange Commission, the deadline for stockholders to submit proposals to be considered for inclusion in the Company's Proxy Statement for the next year's Annual Meeting of Stockholders is expected to be December 20, 1999. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the Commission.

                           INCORPORATION BY REFERENCE

         According to the provisions of Schedule 14A under the Securities Exchange Act of 1934, the following document or portion thereof is incorporated by reference:

         "Executive Officers of the Company" from Part I of the Company's Annual Report on Form 10-K for the transition period ended December 31, 1998.

                        ADDITIONAL INFORMATION AVAILABLE

         THE COMPANY WILL PROVIDE WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S TRANSITION REPORT ON FORM 10-K FOR THE TRANSITION PERIOD ENDED DECEMBER 31, 1998 AND QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 1999, IN EACH CASE INCLUDING FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUEST SHOULD BE SENT TO THE ATTENTION OF THE CHIEF FINANCIAL OFFICER ATACCOM, INC., 1490 O'BRIEN DRIVE, MENLO PARK, CALIFORNIA 94025, OR TELEPHONED TO (650) 328-3818.

                                  By Order of the Board of Directors,




                                  Donald K. McCauley
                                  Secretary

Dated:  June 17, 1999

                                                                      APPENDIX A


               SECTION 203 OF THE DELAWARE GENERAL CORPORATION LAW

ss. 203. Business combinations with interested stockholders.

         (a) Notwithstanding any other provisions of this chapter, a corporation shall not engage in any business combination with any interested stockholder for a period of 3 years following the time that such stockholder became an interested stockholder, unless:

              (1) Prior to such time the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

              (2) Upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

              (3) At or subsequent to such time the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 662/3% of the outstanding voting stock which is not owned by the interested stockholder.

         (b) The restrictions contained in this section shall not apply if:

              (1)  The  corporation's   original  certificate  of  incorporation
contains a provision expressly electing not to be governed by this section;

              (2) The corporation, by action of its board of directors, adopts an amendment to its bylaws within 90 days of February 2, 1988, expressly electing not to be governed by this section, which amendment shall not be further amended by the board of directors;

              (3) The corporation, by action of its stockholders, adopts an amendment to its certificate of incorporation or bylaws expressly electing not to be governed by this section; provided that, in addition to any other vote required by law, such amendment to the certificate of incorporation or bylaws must be approved by the affirmative vote of a majority of the shares entitled to vote. An amendment adopted pursuant to this paragraph shall be effective immediately in the case of a corporation that both (i) has never had a class of voting stock that falls within any of the 3 categories set out in subsection
(b)(4) hereof, and (ii) has not elected by a provision in its original certificate of incorporation or any amendment thereto to be governed by this section. In all other cases, an amendment adopted pursuant to this paragraph shall not be effective until 12 months after the adoption of such amendment and shall not apply to any business combination between such corporation and any person who became an interested stockholder of such corporation on or prior to such adoption. A bylaw amendment adopted pursuant to this paragraph shall not be further amended by the board of directors;

              (4) The corporation does not have a class of voting stock that is:
(i) Listed on a national securities exchange; (ii) authorized for quotation on The NASDAQ Stock Market; or (iii) held of record by more than 2,000 stockholders, unless any of the foregoing results from action taken, directly or indirectly, by an interested stockholder or from a transaction in which a person becomes an interested stockholder;

              (5) A stockholder becomes an interested stockholder inadvertently and (i) as soon as practicable divests itself of ownership of sufficient shares so that the stockholder ceases to be an interested stockholder; and (ii) would not, at any time within the 3-year period immediately prior to a business combination between the corporation and such stockholder, have been an interested stockholder but for the inadvertent acquisition of ownership;

              (6) The business combination is proposed prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the notice required hereunder of a proposed transaction which (i) constitutes one of the transactions described in the 2nd sentence of this paragraph; (ii) is with or by a person who either was not an interested stockholder during the previous 3 years or who became an interested stockholder with the approval of the corporation's board of directors or during the period described in paragraph (7) of this subsection (b); and (iii) is approved or not opposed by a majority of the members of the board of directors then in office (but not less than 1) who were directors prior to any person becoming an interested stockholder during the previous 3 years or were recommended for election or elected to succeed such directors by a majority of such directors. The proposed transactions referred to in the preceding sentence are limited to (x) a merger or consolidation of the corporation (except for a merger in respect of which, pursuant to ss 251(f) of this title, no vote of the stockholders of the corporation is required); (y) a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in 1 transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the corporation or of any direct or indirect majority-owned subsidiary of the corporation (other than to any direct or indirect wholly-owned subsidiary or to the corporation) having an aggregate market value equal to 50% or more of either that aggregate market value of all of the assets of the corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation; or (z) a proposed tender or exchange offer for 50% or more of the outstanding voting stock of the corporation. The corporation shall give not less than 20 days' notice to all interested stockholders prior to the consummation of any of the transactions described in clause (x) or (y) of the 2nd sentence of this paragraph; or

              (7) The business combination is with an interested stockholder who became an interested stockholder at a time when the restrictions contained in this section did not apply by reason of any of paragraphs (1) through (4) of this subsection (b), provided, however, that this paragraph (7) shall not apply if, at the time such interested stockholder became an interested stockholder, the corporation's certificate of incorporation contained a provision authorized by the last sentence of this subsection (b).

         Notwithstanding paragraphs (1), (2), (3) and (4) of this subsection, a corporation may elect by a provision of its original certificate of incorporation or any amendment thereto to be governed by this section; provided that any such amendment to the certificate of incorporation shall not apply to restrict a business combination between the corporation and an interested stockholder of the corporation if the interested stockholder became such prior to the effective date of the amendment.

         (c) As used in this section only, the term:

              (1) "Affiliate" means a person that directly, or indirectly through 1 or more intermediaries, controls, or is controlled by, or is under common control with, another person.

              (2) "Associate," when used to indicate a relationship with any person, means: (i) Any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock;
(ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

              (3)  "Business   combination,"  when  used  in  reference  to  any
corporation and any interested stockholder of such corporation, means:

                    (i) Any merger or consolidation of the corporation or any direct or indirect majority-owned subsidiary of the corporation with (A) the interested stockholder, or (B) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation subsection (a) of this section is not applicable to the surviving entity;

                    (ii) Any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in 1 transaction or a series of transactions), except proportionately as a stockholder of such corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the corporation or of any direct or indirect majority-owned subsidiary of the corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation;

                    (iii) Any transaction which results in the issuance or transfer by the corporation or by any direct or indirect majority-owned subsidiary of the corporation of any stock of the corporation or of such subsidiary to the interested stockholder, except: (A) Pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of such corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (B) pursuant to a merger under ss 251(g) of this title; (C) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of such corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of such corporation subsequent to the time the interested stockholder became such; (D) pursuant to an exchange offer by the corporation to purchase stock made on the same terms to all holders of said stock; or (E) any issuance or transfer of stock by the corporation; provided however, that in no case under items (C)-(E) of this subparagraph shall there be an increase in the interested stockholder's proportionate share of the stock of any class or series of the corporation or of the voting stock of the corporation;

                    (iv) Any transaction involving the corporation or any direct or indirect majority-owned subsidiary of the corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

                    (v) Any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of such corporation), of any loans, advances, guarantees, pledges or other financial benefits (other than those expressly permitted in subparagraphs (i)-(iv) of this paragraph) provided by or through the corporation or any direct or indirect majority-owned subsidiary.

              (4) "Control," including the terms "controlling," "controlled by" and "under common control with," means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary; Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this section, as an agent, bank, broker, nominee, custodian or trustee for 1 or more owners who do not individually or as a group have control of such entity.

              (5) "Interested stockholder" means any person (other than the corporation and any direct or indirect majority-owned subsidiary of the corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the corporation, or (ii) is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the 3-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the affiliates and associates of such person; provided, however, that the term "interested stockholder" shall not include (x) any person who (A) owned shares in excess of the 15% limitation set forth herein as of, or acquired such shares pursuant to a tender offer commenced prior to, December 23, 1987, or pursuant to an exchange offer announced prior to the aforesaid date and commenced within 90 days thereafter and either (I) continued to own shares in excess of such 15% limitation or would have but for action by the corporation or
(II) is an affiliate or associate of the corporation and so continued (or so would have continued but for action by the corporation) to be the owner of 15% or more of the outstanding voting stock of the corporation at any time within the 3-year period immediately prior to the date on which it is sought to be determined whether such a person is an interested stockholder or (B) acquired said shares from a person described in item (A) of this paragraph by gift, inheritance or in a transaction in which no consideration was exchanged; or (y) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of action taken solely by the corporation; provided that such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of paragraph
(8) of this subsection but shall not include any other unissued stock of such corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

              (6) "Person" means any individual, corporation, partnership, unincorporated association or other entity.

              (7) "Stock" means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

              (8) "Voting stock" means, with respect to any corporation, stock of any class or series entitled to vote generally in the election of directors and, with respect to any entity that is not a corporation, any equity interest entitled to vote generally in the election of the governing body of such entity.

              (9) "Owner," including the terms "own" and "owned," when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:

                    (i) Beneficially owns such stock, directly or indirectly; or

                    (ii) Has (A) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person's affiliates or associates until such tendered stock is accepted for purchase or exchange; or
(B) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person's right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

                    (iii) Has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (B) of subparagraph (ii) of this paragraph), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

         (d) No provision of a certificate of incorporation or bylaw shall require, for any vote of stockholders required by this section, a greater vote of stockholders than that specified in this section.

         (e) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all matters with respect to this section.

(66 Del. Laws, c. 204, ss 1; 70 Del. Laws, c. 79, ss 8-10.)

                                                                      APPENDIX B

                                  AMENDMENT TO
                                   ACCOM, INC.
                      1995 STOCK OPTION/STOCK ISSUANCE PLAN

         Article Four of the 1995 Stock Option/Stock Issuance Plan is hereby amended and restated as of July 20, 1999 to read in full as follows:

                                  "ARTICLE FOUR

                         AUTOMATIC OPTION GRANT PROGRAMS

I.       OPTION TERMS

         A. Grant Dates. Option grants shall be made on the dates specified below:

                  1. Each Eligible Director who is first elected or appointed as a non-employee Board member after the Section 12(g) Registration Date shall automatically be granted on the date of such initial election or appointment (as the case may be) a Non-Statutory Option to purchase 10,000 shares of Common Stock.

                  2. On the date of each Annual Stockholders Meeting, each individual who is to continue to serve as an Eligible Director after such meeting, shall automatically be granted, whether or not such individual is
standing  for  re-election  as  a  Board  member  at  that  Annual  Meeting,   a
Non-Statutory Option to purchase an additional 5,000 shares of Common Stock, provided such individual has served as a non-employee Board member for at least six (6) months prior to the date of such Annual Meeting. There shall be no limit on the number of such 5,000-shares option grants any one Eligible Director may receive over his or her period of Board service.

         B. Exercise Price.

                  1. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                  2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

         C. Exercise and Term of the Options.

                  1. Each option granted on or after July 20, 1999 shall be immediately vested and exercisable and not subject to any repurchase right of the Corporation. The term of each such option shall be ten (10) years from the option grant date, subject to the provisions of Section I.D. below.

                  2. Each option granted before July 20, 1999 shall automatically accelerate on July 20, 1999 so that at such time each such option shall become fully vested and exercisable for all of the shares of Common Stock then subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock that are not subject to any repurchase right of the Corporation.

         D. Effect of Termination of Board Service. The following provisions shall govern the exercise of any option held by the Optionee at the time the Optionee ceases to serve as a Board member:

                  (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of the descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                  (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number vested of shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                  (iii) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve
         (12)-month) exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Board service.

II.      CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKEOVER

         A. Corporate Transactions. Immediately following the consummation of any Corporate Transaction, each outstanding automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

         B. Changes in Control. In connection with any Change in Control, each outstanding option shall remain exercisable until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

         C. Hostile Take-Overs. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each automatic option held by him or her for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option over
(ii) the aggregate exercise price payable for such shares. Such case distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board shall be required in connection with such option surrender and cash distribution.

         D. Corporation's Rights. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

III.     AMENDMENT OF THE AUTOMATIC OPTION GRANT PROGRAM

         The provisions of this Automatic Option Grant Program, together with the option grants outstanding thereunder, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable Federal income tax laws and regulations.

IV.      REMAINING TERMS

         The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program."

                                                                      APPENDIX C

--------------------------------------------------------------------------------

PROXY                              ACCOM, INC.                             PROXY
                  Annual Meeting Of Stockholders, July 20, 1999
   This Proxy is solicited on behalf of the Board of Directors of Accom, Inc.

         The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on July 20, 1999 and the Proxy Statement and appoints Junaid Sheikh and Donald K. McCauley, and each of them, as the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Accom, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the Company's facilities located at 1490 O'Brien Drive, Menlo Park, California 94025, on Tuesday, July 20, 1999 at 10:00 a.m. (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the following matter:


1. To elect a board of six directors as follows: (a) two directors to serve a three-year term, two directors to serve a two-year term, and two directors to serve a one-year term; or (b) if Proposal No. 3 is not approved, six directors to hold office until the expiration of their respective terms of office and until their respective successors are duly elected and qualified.

         |_|   FOR all the nominees listed below (except as indicated).

         |_|   WITHHOLD authority to vote for all nominees listed below.

         If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below:

         JUNAID SHEIKH     LIONEL M. ALLAN           THOMAS E. FANELLA
         DAVID A. LAHAR    EUGENE M. MATALENE, JR.   MICHAEL LUCKWELL

2. To approve a proposal to amend the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company's common stock from 20,233,497 to 40,000,000, and the total number of shares of authorized stock from 22,233,497 to 42,000,000.

                  |_|  FOR          |_|  AGAINST              |_|  ABSTAIN

3. To approve a proposal to (a) adopt classified board provisions in the Company's Certificate of Incorporation to (i) implement a classified board of directors divided into three classes of directors, with the term of office of one of the three classes of directors expiring each year and with each class being elected for a three-year term, (ii) provide that only the Board of Directors, and not the stockholders, may set by resolution the number of directors within the specified range of five (5) to nine (9), (iii) provide that only the Board of Directors may fill vacancies on the Board (unless no Board members remain) and that any director appointed to fill a vacancy on the Board of Directors will serve for the remainder of the full term of the class in which the vacancy occurred, and (iv) require a vote of 75% of the Company's stockholders to amend or repeal the foregoing classified board provisions (the "Classified Board Provisions"); and (b) to amend the Company's Bylaws to conform with the Classified Board Provisions.

                  |_|  FOR          |_|  AGAINST              |_|  ABSTAIN

                                    (Continued and to be signed on reverse side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Continued from other side)

4. To approve a proposal to amend the Company's Certificate of Incorporation to provide that the Company elects to be governed by the business combination statute set forth in Section 203 of the Delaware General Corporation Law.

                  |_|  FOR          |_|  AGAINST              |_|  ABSTAIN

5. To approve a proposal to amend the Company' 1995 Stock Incentive/Stock Issuance Plan to provide that (a) the stock options previously granted and to be granted to non-employee directors of the Company be immediately vested and not subject to repurchase by the Company and (b) each non-employee director be granted each year fully-vested options to purchase 5,000 shares of Common Stock of the Company.

                  |_|  FOR          |_|  AGAINST              |_|  ABSTAIN

6. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the Company's 1999 calendar year; and

                  |_|  FOR          |_|  AGAINST              |_|  ABSTAIN

7. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

                  |_|  FOR          |_|  AGAINST              |_|  ABSTAIN

                                         The  Board of  Directors  recommends  a
                                         vote FOR each of the  directors  listed
                                         above   and  a  vote   FOR  the   other
                                         proposals.  This Proxy,  when  properly
                                         executed,  will be voted  as  specified
                                         above. THIS PROXY WILL BE VOTED FOR THE
                                         ELECTION OF THE DIRECTORS  LISTED ABOVE
                                         AND  FOR  THE  OTHER  PROPOSALS  IF  NO
                                         SPECIFICATION IS MADE.

                                         Please  print the name(s)  appearing on
                                         each  share  certificate(s)  over which
                                         you have voting authority:


                                         _______________________________________
                                             (Print name(s) on certificate)

                                         Please sign your name(s): _____________

                                         _______________________________________
                                               (Authorized Signature(s))

                                         Date: _________________________________

--------------------------------------------------------------------------------